UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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The Kraft Heinz Company
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Kraft Heinz

Oscar Mayer
Kraft
macaroni & cheese

2022 PROXY STATEMENT
AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

2021 AT A GLANCE
$26.0B	Net sales

$1.0B	Net income

$23.7B	Organic Net Sales*

$6.4B	Adjusted EBITDA*

33.3%	Gross margin

2.9x	Year-end net leverage

~36K	Employees globally

79	Manufacturing and processing facilities operated globally

*
Non-GAAP financial measures are not substitutes for their comparable financial measures prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should be viewed in addition to, and not as an alternative for, the GAAP results.

We are driving transformation at The Kraft Heinz Company, inspired by our Purpose, Let’s Make Life Delicious. Consumers are at the center of everything we do. With 2021 net sales of approximately $26 billion, we are committed to growing our iconic and emerging food and beverage brands on a global scale. We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms. As global citizens, we’re dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways.

With the world continuing to navigate COVID-19, a dynamic economy, and food insecurity, we know we have both a responsibility and a duty to keep our products on consumers’ tables while also helping the most vulnerable among us. As one of the world’s largest food and beverage companies, our commitment to helping feed the world remains constant.
— Miguel Patricio, Chief Executive Officer and Director

To Our Stockholders,
JOHN C. POPE
Lead Director
We are confident that the
Company’s strategy provides a strong foundation for the creation of long-term stockholder value.
If the past two years have taught us anything, it’s about the power of agility. Kraft Heinz is in the midst of a multi-year transformation, which has progressed even faster than we could have imagined two years ago. Under the strong, visionary leadership of our Chief Executive Officer, Miguel Patricio, and his Executive Leadership Team, we are well-positioned to successfully address evolving challenges — and to protect our profitability — in an ever-changing marketplace. We believe the Company’s 2021 performance demonstrates the strength of scale and the power of agility, validating our global strategy in an increasingly challenging external environment.
Maintaining a Diverse, Independent, and Engaged Board
Continuing refreshment and independent leadership are key facets of the Board’s structure and focus. In February, the Company announced that Alex Behring and Alexandre Van Damme have each decided to retire from the Board effective at the Annual Meeting. On behalf of the Board and the Company, we are grateful to both for their years of service to Kraft Heinz and, to Alex, for his leadership as Chair since the 2015 merger. With these changes, we are pleased to nominate two new members for election to the Board at this year’s Annual Meeting — Alicia Knapp and James Park. We believe Alicia and James will further strengthen the broad skillset of the Board, adding, in particular, valuable expertise in the areas of sustainability and digital technology critical to the next stages of our strategy.
In addition, with Alex’s retirement as Chair, the Board is pleased to announce our plans to appoint Miguel Patricio to a joint Chair and Chief Executive Officer role. Miguel and Lori Dickerson Fouché were elected by stockholders at our 2021 Annual Meeting last May, further deepening the skillset of the Board. The Board believes that combining the Chair and Chief Executive Officer role, together with the creation of the independent Lead Director role in January 2021 and the strong independent leadership of each of the Committees of the Board, provides the right structure at this time for effective and efficient execution of our strategy.
In addition to the extensive and robust skills and experience each of our 2022 director nominees brings to the Board, we are delighted with the increasingly diverse composition of the Board and believe it reflects the Board’s commitment to diversity.
Driving Sustainable Growth
The Board believes that Kraft Heinz’s strategy is essential to the Company’s creation of long-term, sustainable growth. Consistent with our long-term strategy shared in September 2020, during 2021, we announced multiple new acquisitions and divestitures. With the Company’s acquisitions, we aim to expand Kraft Heinz’s presence in parts of the world that hold tremendous long-term opportunity for the Company and our brands. Through divestitures, including those involving Kraft Heinz’s global cheese and nuts businesses, we are better positioned to reduce our private label and commodities exposure. At the same time, the Company continues to pay down debt and improve net leverage. We are confident that the Company’s strategy provides a strong foundation for the creation of long-term stockholder value.

Bringing Our Commitment to Sustainability to Life
As a global company and leading provider of food products, we believe that advancing the Company’s environmental and sustainability efforts is an important component of our overall success as a company and a critical area of focus for the Board. In late 2020, we became a signatory to the CEO Water Mandate, a United Nations Global Compact initiative to advance water stewardship and address global water challenges. In 2021, the Company announced new goals to address climate change, as detailed in our 2021 ESG Report available on our website at www.kraftheinzcompany.com/esg and including our greenhouse gas emissions targets announced in December 2021. While we believe Kraft Heinz has made significant progress in this area, a lot still needs to be done. We are committed to honesty, transparency, and accountability and identifying and learning from our gaps as we work to make real improvement across all aspects of ESG.
Demanding Diversity, Inclusion, and Belonging
Diversity, inclusion, and belonging are at the intersection of three of our Company Values — We demand diversity, We champion great people, and We do the right thing — and make Kraft Heinz stronger, more interesting, and more innovative. Board members Tim Kenesey and Elio Leoni Sceti are members of the Company’s Global Inclusion Council, which provides governance and oversight to advance Kraft Heinz’s diversity efforts and initiatives. With the support of the Board, in 2021, the Company announced our 2025 aspirations for gender, race, ethnicity, and inclusion with the goal of growing underrepresented talent around the world. We also began publishing our annual EEO-1 reports on our website at www.kraftheinzcompany.com/diversity-inclusion.
On behalf of the Board, we thank you for your investment and confidence in Kraft Heinz. We believe the Company is well-positioned and well-prepared to adapt to challenges as they arise during these dynamic and rapidly changing times. We work each day to earn your continued support and trust as we represent you and your interests — just as Kraft Heinz strives to make life delicious for consumers around the world and for you, our stockholders.
Sincerely,

JOHN C. POPE Lead Director
March 25, 2022

Notice of 2022 Annual Meeting of Stockholders

Date	Time	Location—Virtual Meeting
Thursday, May 5, 2022	11:00 a.m. Eastern Time	Live via webcast at www.virtualshareholdermeeting.com/KHC2022
Items of Business	Board Recommendation	More Information
1 To elect the eleven director nominees named in the Proxy Statement to one-year terms expiring in 2023	FOR all nominees	Page 13
2 To approve the Company’s executive compensation	FOR	Page 48
3 To approve the frequency of holding an advisory vote to approve executive compensation	ONE YEAR	Page 49
4 To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2022	FOR	Page 81
5 To vote on one stockholder proposal, if properly presented	AGAINST	Page 85
6 To transact any other business properly presented at the Annual Meeting
How to Vote

Visit the website listed on your proxy card, Notice, or voting instruction form	Call the phone number listed on your proxy card, Notice, or voting instruction form	Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copy of your proxy materials

Your vote is important. Make sure to have your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or voting instruction form with control number available and follow the instructions.
For additional information, see Question 4 on page 89.

Record Date
March 7, 2022

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

We mailed our Notice of Internet Availability of our proxy materials as well as our Proxy Statement, our Annual Report to Stockholders for the year ended December 25, 2021 (the “2021 Annual Report”), as applicable, and the proxy card on or about March 25, 2022.

By Order of the Board of Directors, RASHIDA LA LANDE Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary
Chicago, Illinois March 25, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2022	The Kraft Heinz Company’s Proxy Statementand 2021 Annual Report are available at ir.kraftheinzcompany.com/proxy

1	Proxy Statement Summary
1	About The Kraft Heinz Company
3	2021 Performance Highlights
3	Our Commitment to Sustainable Growth
4	Spotlight on Diversity, Inclusion, and Belonging
6	2022 Voting Roadmap
7	Board of Directors
9	Corporate Governance Strengths
10	Executive Compensation Highlights
12	Auditors
13	Proposal 1. Election of Directors
13	Director Qualifications
16	Director Nominee Biographies
23	Corporate Governance and Board Matters
23	Corporate Governance Guidelines
23	Codes of Conduct
24	Corporate Governance Materials Available on Our Website
25	Key Corporate Governance Practices
26	Board Leadership Structure
27	Annual Board and Committee Evaluations
27	Independence
28	Director Service on Other Public Company Boards
28	Related Person Transactions
30	Anti-Hedging and Anti-Pledging Policies
31	Oversight of Risk Management
32	Environmental Social Governance
37	Investor Engagement
39	Communications with the Board
40	Board Committees and Membership
40	Meeting Attendance
40	Committee Structure and Membership
41	Audit Committee
42	Compensation Committee
43	Governance Committee
44	Director Compensation
44	Director Compensation Program
45	Stock Ownership Requirements
45	2021 Director Compensation Table
46	Beneficial Ownership of Kraft Heinz Stock
46	Directors and Officers
47	Principal Stockholders
47	Delinquent Section 16(a) Reports
48	Proposal 2. Advisory Vote to Approve Executive Compensation
49	Proposal 3. Advisory Vote on the Frequency of Holding an Advisory Vote to Approve Executive Compensation
50	Compensation Discussion and Analysis
50	Our NEOs
51	2021 Company Performance
53	Compensation Structure and Goals
57	2021 Executive Compensation Program
66	2021 PSU Actions
68	2022 Executive Compensation Changes
68	Benefits and Perquisites
68	Stock Ownership Guidelines
69	Clawback, Anti-Hedging, and Anti-Pledging Policies
69	Impact of Tax and Accounting Policies
69	Compensation Committee Report
70	Executive Compensation Tables
70	Summary Compensation Table
71	Grants of Plan-Based Awards
73	Outstanding Equity Awards at Fiscal Year End
76	Option Exercises and Stock Vested
77	Pension Benefits
77	Nonqualified Deferred Compensation
78	Potential Payments Upon Termination or Change in Control
80	Pay Ratio Disclosure
80	Methodology
81	Proposal 4. Ratification of the Selection of Independent Auditors
82	Selection of Independent Auditors
82	Independent Auditors’ Fees and Services
82	Pre-Approval Policy
83	Audit Committee Report for the Fiscal Year Ended December 25, 2021
85	Proposal 5. Stockholder Proposal – Water Risk
85	Stockholder Proposal
86	Kraft Heinz's Statement in Opposition to Proposal 5
88	Other Information
88	Information Regarding the Annual Meeting
96	Stockholder Proposals
97	Diversity Quick Summary
98	Other Matters
A-1	Appendix A. Non-GAAP Financial Measures

Websites
Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).

Note about Forward-Looking Statements
This Proxy Statement contains information that may constitute forward-looking statements, as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding performance, events, developments, or achievements that we expect or anticipate will occur in the future, including statements expressing general views about future operating results or our targeted achievement of sustainability and other goals, are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements as such statements speak only as of the date made. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 25, 2021 and those set forth in our future filings with the SEC. We disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law or regulation.
Forward-looking and other statements in this document may also address our environmental, social, and governance (ESG) and diversity, inclusion, and belonging progress, plans, and goals. The inclusion of such statements is not an indication that these are material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current, and forward-looking environmental, diversity, and social-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This is not a complete description, and you should read the entire Proxy Statement carefully before voting.
About The Kraft Heinz Company
At The Kraft Heinz Company (“Kraft Heinz,” “we,” “our,” “us,” or the “Company”), we are committed to growing our iconic and emerging food and beverage brands on a global scale, driven by our Purpose, Vision, and Values.
Our Culture and People
We recognize that a strong company culture is vital to our overall success. Our Purpose, Vision, and Values are the foundation upon which our culture is built. They represent the expectations we have for ourselves and the environment we aspire to create for our Company.

LET'S MAKE LIFE

Delicious

KraftHeinz

To sustainably grow by delighting more consumers globally.

OUR PURPOSE

Our Purpose is our call to action, our reason to exist—reminding each of us why the work we do each day matters.

OUR VISION

Our Vision is our internal declaration of what we aspire to do. It points the way to where we want to go as a Company, and what we plan to achieve in the years ahead. It makes our ambition clear.

- We are consumer obsessed.
- We dare to do better every day.
- We champion great people.
- We demand diversity.
- We do the right thing.
- We own it.

OUR VALUES

Our Values represent our beliefs and define our shared culture. They reflect what we stand for and who we want to be. We walk in our Purpose by living our Values.

Our Board of Directors (“Board”) and Committees engage in regular and robust review of our global enterprise strategy, which includes People with Purpose, and our efforts to continue strengthening our diverse talent, as one of five key elements. The Compensation Committee of the Board oversees our human resources strategy and key policies. As part of its oversight, the Compensation Committee evaluates whether we have the right people and structure to execute our enterprise strategy and supports our long-term succession planning by ensuring that management is developing talent to continue to fill key roles in the future. Our directors have full access to management and employees to address questions or concerns. Our directors may arrange meetings with employees independently and without management present. In addition, the Board and Committees have the authority to hire independent counsel or other advisors without approval from, or consultation with, management.
The Kraft Heinz Company 2022 Proxy Statement | 1

Proxy Statement Summary

Our people are the backbone of all we do. We aim to live our value We champion great people by investing in attracting, developing, and retaining diverse, world-class talent and creating an engaging and inclusive culture that embodies our Purpose, Vision, and Values. As of December 25, 2021:
Our diversity, inclusion, and belonging strategy is an integral part of the People With Purpose element of our global enterprise strategy. We live our Value of We demand diversity by focusing on three strategic areas: hiring and growing talent from diverse backgrounds and perspectives, developing inclusive leaders, and tracking and reporting our progress. As of December 25, 2021, for our employee population, we had:
We provide our consolidated EEO-1 reports and additional information on our diversity, inclusion, and belonging strategy and progress on our website at:
www.kraftheinzcompany.com/diversity-inclusion
The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).

Our Platform Strategy and Brands
We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms based upon groupings of real consumer needs and designed to drive growth.
TASTE ELEVATION	EASY MEALS MADE BETTER	REAL FOOD SNACKING
Enhancing the taste, flavor, and texture of food	Convenient foods that minimize trade-offs at mealtime	Nutrition-rich, tasty, convenient clean food experiences
FAST FRESH MEALS	EASY INDULGENT DESSERTS	FLAVORFUL HYDRATION
Help consumers make fresh, easy prepared or assembled meals	Sweet and indulgent treats that bring simple joy to every day	Hydration across kids’ beverages and beverages mixes
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Proxy Statement Summary

We have many iconic brands with long-standing consumer loyalty. Our portfolio of global and emerging food and beverage brands are known in markets around the world, including:
2021 Performance Highlights
SALES		INCOME		CASH FLOW
NET SALES	ORGANIC NET SALES*	NET INCOME	ADJUSTED EBITDA*	NET CASH PROVIDED BY OPERATING ACTIVITIES	FREE CASH FLOW*
$26.0B	$23.7B	$1.0B	$6.4B	$5.4B	$4.5B
0.5% year- over-year decrease	1.8% year- over-year increase	183.7% year- over-year increase	4.5% year- over-year decrease	8.8% year- over-year increase	2.9% year- over-year increase

*
Non-GAAP financial measure. These measures are not substitutes for their comparable financial measures prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should be viewed in addition to, and not as an alternative for, the GAAP results. For a more detailed discussion of our financial performance, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see pages 40 to 44 of our 2021 Annual Report and Appendix A to this Proxy Statement.

Our Commitment to Sustainable Growth
As global citizens, we are dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. In support of our Vision, To sustainably grow by delighting more consumers globally, we are committed to responsible, sustainable practices extending to each facet of our business. Our Environmental Social Governance (“ESG”) strategy prioritizes the key ESG issues for our business, our stockholders, and other stakeholders, through three key pillars:
The Kraft Heinz Company 2022 Proxy Statement | 3

Proxy Statement Summary

Our aim is to set ambitious environmental goals, source sustainably, improve the products we sell, and make impactful advancements in communities — all with a commitment to transparency. As detailed in our most recent ESG Report released in 2021 and highlighted under Corporate Governance—Environmental Social Governance beginning on page 32, we believe we made significant progress against our ESG goals. In addition, we are proud to have been awarded Global Industry Movers status by S&P Global in The Sustainability Yearbook 2021, which considered over 7,000 companies assessed in the 2020 Corporate Sustainability Assessment.

Spotlight on Diversity, Inclusion, and Belonging
Driven by our Values We demand diversity, We champion great people, and We do the right thing, at Kraft Heinz, we choose to welcome everyone at our table. We believe that diverse backgrounds and perspectives make us stronger, more thoughtful, and more innovative and that our diversity, inclusion, and belonging efforts will make a lasting impact for our employees and the marketplace for generations to come.
Our commitments to diversity, inclusion, and belonging have been continuously expanding as part of our enterprise strategy announced in September 2020 and are focused on four key aims:
Global Inclusion Council
Our Global Inclusion Council drives strategic accountability for results and provides governance, oversight, and reporting on diversity efforts and initiatives. The Council is a critical driver in fostering real organizational change, establishing priorities, and managing integrated and cross-functional initiatives. The Council is comprised of:

•
Miguel Patricio, Council Chair, Chief Executive Officer and Director

•
Carlos Abrams-Rivera, Executive Vice President and President, North America

•
Pamay Bassey, Chief Learning and Diversity Officer

•
Tim Kenesey, Director

•
Rashida La Lande, Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary

•
Elio Leoni Sceti, Director

•
Rafael Oliveira, Executive Vice President and President, International Markets

•
Melissa Werneck, Executive Vice President and Global Chief People Officer

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Proxy Statement Summary

Awards and Recognition
We are on a journey to make representation and make inclusion real. As we continue to focus on holding ourselves to a higher standard, to demanding justice and equality, and to helping create a fairer world for all of us, we are also proud of the recognition we and our people have received. Recent highlights include:
100 score on Human Rights Campaign Corporate Equality Index (CEI) for fourth consecutive year	Included in Bloomberg’s 2022 Gender-Equality Index	Great Place to Work- Certified™ Canada 2020–2021	Pamay Bassey, Chief Learning and Diversity Officer, recognized on Crain’s Chicago Business 2021 Notable Executives in Diversity, Equity and Inclusion
2025  Aspirations
In 2021, we announced diversity, inclusion, and belonging aspirations to grow our diverse talent and foster a more inclusive culture. Our 2025 aspirations are a starting point in a long journey ahead. We want the voices within our Company to reflect and represent the communities in which we operate as we create our products, design our marketing, and partner with customers and suppliers. By 2025, we are aiming for:
We provide additional information on our diversity, inclusion, and belonging strategy and progress on our website at:
www.kraftheinzcompany.com/diversity-inclusion	The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the SEC.
The Kraft Heinz Company 2022 Proxy Statement | 5

Proxy Statement Summary

2022 Voting Roadmap
Voting Matters and Vote Recommendations
Proposal	Board Recommendation	More Information
1 Election of Directors	FOR all nominees	Page 13
2 Advisory Vote to Approve Executive Compensation	FOR	Page 48
3 Advisory Vote on the Frequency of Holding an Advisory Vote to Approve Executive Compensation	ONE YEAR	Page 49
4 Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2022	FOR	Page 81
5 Stockholder Proposal – Water Risk	AGAINST	Page 85
Vote in Advance
Internet	By Telephone	By Mail
Visit the website listed on your proxy card, Notice, or voting instruction form.	Call the phone number listed on your proxy card, Notice, or voting instruction form.	Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copies of your proxy materials.
Vote at the Annual Meeting
When	Where
11:00 a.m. Eastern Time on Thursday, May 5, 2022	Live webcast at www.virtualshareholdermeeting.com/KHC2022
Access
To access the live webcast Annual Meeting, visit www.virtualshareholdermeeting.com/KHC2022. To participate in the Annual Meeting, vote your shares electronically, and submit questions, you will need the control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or the instructions that accompanied your proxy materials, or otherwise provided by your bank, broker, or other nominee. For additional information, see Question 17 on page 94.

For additional information about voting, see Question 4 on page 89.
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Proxy Statement Summary

Board of Directors
You are being asked to vote on the following 11 nominees for director. The Board believes that the 2022 nominees possess the appropriate mix of skills, qualifications, and expertise to effectively guide, oversee, and challenge management in the execution of our strategy. Collectively, the nominees represent diverse views, experiences, and backgrounds. The following tables provide summary information regarding our director nominees. For more detailed information, see Proposal 1. Election of Directors beginning on page 13.
Name and Current Position	Age	Director Since	Other Current Public Company Boards	Independent	Kraft Heinz Committee Membership
					Audit	Compensation	Governance
Miguel Patricio Chair(1) and Chief Executive Officer Kraft Heinz	55	2021	None
John T. Cahill Vice Chair Former Chief Executive Officer and Executive Chairman, Kraft Foods Group, Inc.	64	2015	2
John C. Pope Lead Director Chairman, PFI Group LLC	72	2015	2
Gregory E. Abel Vice Chair, Non-Insurance Operations and Director, Berkshire Hathaway Inc.	59	2015	1
João M. Castro-Neves Partner, 3G Capital	54	2019	1
Lori Dickerson Fouché Former Senior Executive Vice President and Chief Executive Officer, TIAA Financial Solutions, TIAA	52	2021	1
Timothy Kenesey President and Chief Executive Officer, MedPro Group Inc.	54	2020	None
Alicia Knapp President and Chief Executive Officer, BHE Renewables, LLC	43	Nominee	None
Elio Leoni Sceti Co-Founder, Chief Crafter, and Chairman, The Craftory	56	2020	2
Susan Mulder Global Brand President, Timberland, a subsidiary of VF Corporation	51	2020	None
James Park Vice President and General Manager, Fitbit Business Unit, Alphabet, Inc.	45	Nominee	None
Committee Chair	Committee Member
(1)
If re-elected, the Board expects to appoint Mr. Patricio as Chair.

(2)
If re-elected, the Board expects to appoint Mr. Pope to such position. Mr. Behring will remain Governance Committee Chair through the Annual Meeting.

(3)
If elected, the Board expects to make such Committee appointment.

(4)
If re-elected, the Board expects Mr. Leoni Sceti to step down from the Committee following the Annual Meeting.

The Kraft Heinz Company 2022 Proxy Statement | 7

Proxy Statement Summary

Diversity and Independence
We believe the director nominees reflect the importance that the Board places on diversity and independence. The attributes of the director nominees to be elected at the Annual Meeting are:
For the Nasdaq Board Diversity Matrix, see Other Information—Diversity Quick Summary beginning on page 97.
Skills, Expertise, and Experience
We believe the director nominees reflect an appropriate mix of professional expertise and educational backgrounds to establish and maintain a Board that is strong in its collective knowledge. The skills, expertise, and experience of the director nominees to be elected at the Annual Meeting are:
For more information, including a skills matrix for our director nominees, see Proposal 1. Election of Directors—Director Qualifications beginning on page 13.
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Proxy Statement Summary

Tenure and Refreshment
We believe the director nominees reflect a level of experience on the Board to balance leadership continuity and a sound understanding of our business and strategy with new perspectives that challenge us and push our continual growth. The average tenure of the director nominees to be elected at the Annual Meeting and a history of our Board refreshment are:
Corporate Governance Strengths
Independence	9 of 11 independent directors Independent Lead Director Regular executive sessions of independent directors Fully independent Board Committees
Accountability
Annual election of all directors

Simple majority voting standard in uncontested elections

One class of voting stock

Special meetings can be called by the Chief Executive Officer, Chair, Vice Chair, majority of directors, or chair of any committee with the support of at least two other directors

Evaluation and Effectiveness	Annual Board and Committee self-evaluations
Refreshment and Diversity
36% of director nominees self-identify as people of color and 27% self-identify as women

Average age of director nominees is 55 years

Balance of new and experienced directors, with two new directors added in 2021, two new director nominees for election at the Annual Meeting, and average tenure of 2.7 years for director nominees

Active Board Oversight and Engagement
Robust oversight of risks related to the Company’s business, including ESG risks

Directors attended an average of 96% of Board and Committee meetings in 2021; Chair, Vice Chair, and Lead Director attended 100% of Board and Committee Meetings in 2021

Overboarding policy limits directors’ service on the boards of other public companies to four or, for directors who are chief executive officers of public companies, two

Alignment with Stockholder Interests	Executive officer and independent director stock ownership requirements Double-trigger cash severance No poison pill
Compensation Policies	Clawback policy Anti-hedging policy
The Kraft Heinz Company 2022 Proxy Statement | 9

Proxy Statement Summary

Stockholder Rights	Annual say-on-pay advisory votes Call a special meeting at a 20% threshold Act by written consent
Robust Investor Engagement Program	Proactive year-round engagement with stockholders Incorporation of stockholder input in our strategies and programs, including our executive compensation program
Executive Compensation Highlights
We ask our stockholders annually to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“NEOs”). Our Board, primarily through the Compensation Committee, defines and oversees our executive compensation program, which is based on a pay-for-performance philosophy and designed to accomplish the following goals:
Consistent with these goals, our compensation program has been designed with a view toward linking a significant portion of each NEO’s compensation to their individual performance and Kraft Heinz’s performance over both short- and long-term periods. Please see Compensation Discussion and Analysis beginning on page 50 and the related Executive Compensation Tables beginning on page 70 for additional details about our executive compensation program, including information about our NEOs’ compensation for our 2021 fiscal year.
2021 Target Compensation Mix
(1)
Equity award values for Mr. Patricio reflect the pro-rata 2021 value of his sign-on new hire awards granted in August 2019 and annualized over the vesting period of each award (three or four years).

(2)
Equity award values for Mr. Abrams-Rivera reflect the pro-rata 2021 value of his sign-on new hire awards granted in March 2020 and annualized over four years.

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Proxy Statement Summary

Compensation Program Best Practices
What We Do	What We Do NOT Do

Significant alignment between pay and performance

Base pay increases on merit and market alignment

Rigorous stock ownership requirements to align executives’ interests with stockholders

Maintain a clawback policy covering both cash and equity

Use double-trigger change in control provisions

Compensation Committee comprised of 100% independent directors

Retain independent consultant for risk assessment of executive and broad-based annual compensation programs

Proactive year-round engagement with stockholders on executive compensation

No excessive risk taking that would threaten the reputation or sustainability of Kraft Heinz

No excise tax gross ups

No guaranteed salary increases or bonuses

No single-trigger change in control provisions

No short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary

No holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary

For more detailed information, please see Compensation Discussion and Analysis beginning on page 50.
Recent Compensation Program Changes Respond to Stockholder Feedback
The Compensation Committee continually evaluates our executive compensation programs and structure to enable us to attract, retain, and incentivize our NEOs and align compensation with individual and Company performance, consistent with our strategy and culture of meritocracy. In 2020, we refined our compensation programs consistent with this approach and taking into account feedback from stockholders. Effective in 2021, we:
For additional information, see Corporate Governance and Board Matters—Investor Engagement—2021 Executive Compensation Changes beginning on page 38.
The Kraft Heinz Company 2022 Proxy Statement | 11

Proxy Statement Summary

Auditors
PricewaterhouseCoopers LLP (“PwC”) has served as our independent auditors since 2015 and served as independent auditors to Heinz and its predecessors prior to the Kraft Heinz Merger (defined on page 29) since 1979. We are asking our stockholders to ratify the selection of PwC as our independent auditors for the fiscal year ending December 31, 2022. For additional information, see Proposal 4. Ratification of the Selection of Independent Auditors beginning on page 81.
12 | ir.kraftheinzcompany.com

Proposal 1. Election of Directors

At the recommendation of the Nominating and Corporate Governance Committee (the “Governance Committee”), the Board has nominated the 11 directors listed below for election at the Annual Meeting. If elected, the directors will serve for a one-year term expiring at the 2023 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification, or removal. Nine of the director nominees are current directors, elected by Kraft Heinz stockholders at our 2021 Annual Meeting of Stockholders. The Board is also nominating two new director nominees for election at the Annual Meeting: Alicia Knapp and James Park. Alexandre Behring and Alexandre Van Damme are not standing for re-election at the Annual Meeting, and as a result, will step down from the Board effective upon the election of directors at the Annual Meeting.
Director Qualifications
The Governance Committee works with the Board to determine the appropriate mix of characteristics, skills, and experience for the Board as a whole and for individual directors, including to help meet specific Board needs. The Governance Committee takes into account many factors with the objective of recruiting and recommending a slate of directors that can best perpetuate Kraft Heinz’s success and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. These factors include:
Factors	Considerations
Skills, Expertise, and Experience
•
The Governance Committee seeks director nominees with the mix of professional expertise and educational backgrounds to establish and maintain a Board that is strong in its collective knowledge. The Governance Committee considers nominees’ general understanding of the varied disciplines relevant to the success of a large, publicly traded company in today’s business environment, including the areas of:

	o disruptive/digital o manufacturing o marketing	o technology o understanding of our businesses and markets	o accounting o finance
Diversity
•
Although the Board does not have a specific diversity policy, the Governance Committee believes that diversity offers a significant benefit to the Board and Kraft Heinz, as varying viewpoints contribute to a more informed and effective decision-making process. The Governance Committee actively seeks to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to gender, race, ethnic and national background, geography, age, and sexual orientation, and evaluates each individual nominee and director in the context of the Board as a whole. The Board also evaluates its diversity as part of its annual self-evaluation process.

•
We believe the composition of the Board reflects those efforts and the importance of diversity to the Board. This year, the attributes of our director nominees include:

For the Nasdaq Board Diversity Matrix, see Other Information—Diversity Quick Summary beginning on page 97.

The Kraft Heinz Company 2022 Proxy Statement | 13

  Proposal 1. Election of Directors

Factors	Considerations
Commitment
•
The Governance Committee considers a director nominee’s ability to devote sufficient time and effort to fulfill their Kraft Heinz responsibilities, taking into account the individual’s other commitments. Our overboarding policy limits directors’ service on the boards of other public companies to four or, for directors who are chief executive officers of public companies, two.

•
In addition, in determining whether to recommend a director for re-election, the Governance Committee considers the director’s attendance at Board and Committee meetings and participation in, and contributions to, Board and Committee activities.

•
Our 2022 director nominees currently serve on an average of 0.8 other public company boards. In 2021, our directors attended an average of 96% of Board and Committee meetings, and our Chair, Vice Chair, and Lead Director attended 100% of Board and Committee Meetings.

Independence
•
The Board considers whether a nominee meets various independence requirements applicable to Kraft Heinz directors, including whether a nominee’s service on boards and committees of other organizations is consistent with our conflicts of interest policy. Nine of our 11 director nominees are independent.

Tenure and Refreshment
•
The Board considers the mix of experience on the Board to balance leadership continuity and a sound understanding of our business and strategy with new perspectives that challenge us and push our continual growth.

•
We have added six new directors to our Board since 2019, including two in 2021, and the Board has nominated two new directors for election at the Annual Meeting.

•
The average tenure of our director nominees is 2.7 years.

14 | ir.kraftheinzcompany.com

  Proposal 1. Election of Directors

The Board has carefully considered whether the slate of director nominees, individually and as a whole, fulfills these objectives for Board composition. All the director nominees satisfy the criteria set forth in or Corporate Governance Guidelines. The director nominees collectively have the key skills, expertise, and experience set forth in the matrix below.
	Skills, Expertise, and Experience

Directors	Audit	CPG	Disruptive/ Digital	Financial	International	Legal/ Regulatory	Marketing/ Sales	Operations	Public Company Leadership	Strategic/ M&A
Miguel Patricio Chair* and CEO
John T. Cahill Vice Chair
John C. Pope Lead Director
Gregory E. Abel
João M. Castro-Neves
Lori Dickerson Fouché
Timothy Kenesey
Alicia Knapp
Elio Leoni Sceti
Susan Mulder
James Park
Number of 11 Directors	7	6	4	9	9	5	7	10	7	11
% of Board	64%	55%	36%	82%	82%	45%	64%	91%	64%	100%
* If re-elected at the Annual Meeting, the Board expects to appoint Mr. Patricio as Chair.
For additional information regarding voting arrangements with respect to certain director nominees affiliated with Berkshire Hathaway Inc. (“Berkshire Hathaway”) and 3G Global Food Holdings, LP (“3G Global Food Holdings” and, together with its affiliates, “3G Capital”), see under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 29.
The Kraft Heinz Company 2022 Proxy Statement | 15

  Proposal 1. Election of Directors

Director Nominee Biographies
The director nominee biographies that follow summarize the key experience and expertise the director nominees bring to the Kraft Heinz Board. The Board believes the director nominees are highly qualified and collectively have a mix of skills and qualifications to provide leadership, counsel, and oversight to the Company and management to advance our strategy and deliver value to stockholders.
Each of the director nominees included in this Proxy Statement has consented to being named as a nominee and has accepted the nomination and agreed to serve as a director if elected by our stockholders. The Board believes that each nominee will be able and willing to serve if elected as a director. However, if any nominee becomes unable or unwilling to serve between the date of this Proxy Statement and the Annual Meeting, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.
MIGUEL PATRICIO Chair* and Chief Executive Officer
Key Qualifications
Mr. Patricio brings to the Board deep consumer goods industry and leadership experience as well as his unique perspective as our Chief Executive Officer.
Career Highlights
•
Kraft Heinz

o
Chief Executive Officer (June 2019 to present)

•
Anheuser-Busch InBev SA/NV (“AB InBev”), a multinational drink and brewing holdings company

o
Chief of Special Global Projects−
Marketing (January 2019 to June 2019)

o
Chief Marketing Officer (2012 to December 2018)

o
Various zone president and marketing leadership roles (2005 to 2012)

•
Companhia de Bebidas das Americas S.A. (“Ambev”), a Brazilian brewing company and predecessor of AB InBev

o
Chief Marketing Officer (1999 to 2004)

•
Philip Morris Companies Inc., an international tobacco company

o
Vice President, Marketing (1997 to 1999)

•
The Coca-Cola Company, a global beverage company

o
Global Marketing Director (1996 to 1997)

•
Johnson & Johnson, a pharmaceutical and medical device company

o
Global Marketing Director (1989 to 1995)

Other Current Public Company Boards • None Other Current and Prior Boards • None
Age 55 Director since May 2021 Committees None Other Current Public Company Boards None * If re-elected, the Board expects to appoint Mr. Patricio as Chair of the Board.
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  Proposal 1. Election of Directors

JOHN T. CAHILL Vice Chair
Key Qualifications
Mr. Cahill brings to the Board extensive experience in the food and beverage industry, global leadership, operating, marketing, and product development experience.
Career Highlights
•
Kraft Foods Group, Inc., one of our predecessor companies

o
Chief Executive Officer (2014 to 2015)

o
Executive Chairman (2012 to 2014)

•
Mondelēz International, Inc. (“Mondelēz”), a food and beverage company and former parent of Kraft Foods Group, Inc.

o
Executive Chairman Designate, North American Grocery (2012)

•
Ripplewood Holdings LLC, a private equity firm

o
Industrial Partner (2008 to 2011)

•
PepsiCo, Inc., a global food and beverage company, and affiliates

o
Various executive and senior financial positions (1989 to 2007)

Other Current Public Company Boards
•
Colgate-Palmolive Company, a global consumer products company

o
Director (2005 to present)

•
American Airlines Group, an airline holding company

o
Lead Independent Director (2013 to present)

Other Current and Prior Boards
•
Kraft Foods Group, Inc. (2012 to 2015)

•
Legg Mason, Inc., a financial services holding company (2010 to 2014)

Age 64 Director and Vice-Chair since July 2015 Committees None Other Current Public Company Boards 2
JOHN C. POPE Lead Director
Key Qualifications
Mr. Pope brings to the Board extensive accounting and financial expertise, as well as valuable leadership, operating, marketing, and international experience.
Career Highlights
•
PFI Group LLC, a financial management firm

o
Chairman (1994 to present)

•
United Airlines, a U.S.-based airline, and its parent, UAL Corporation

o
Various executive roles in operations, finance, and marketing (1988 to 1994)

Other Current Public Company Boards
•
Waste Management, Inc., a provider of comprehensive waste management services

o
Director (1997 to present); Chairman of the Board (2004 to 2011)

•
Talgo S.A., a railcar manufacturer

o
Director (2015 to present)

Other Current and Prior Boards
•
R. R. Donnelley & Sons Company, a marketing and business communication company (1996 to February 2022)

•
Kraft Foods Group, Inc. (2012 to 2015)

•
Kraft Foods Inc. (now Mondelēz) (2001 to 2012)

•
Con-way, Inc., multinational freight transportation and logistics company (2003 to 2015)

•
Dollar Thrifty Automotive Group, Inc., a car rental company (1997 to 2012)

 Independent
Age 72
Director since July 2015
Lead Director since January 2021
Committees
Audit (Chair)
Compensation
Governance (Chair)*
Other Current Public Company Boards 2
* If re-elected, the Board expects to appoint Mr. Pope as Chair of the Committee.

The Kraft Heinz Company 2022 Proxy Statement | 17

  Proposal 1. Election of Directors

GREGORY E. ABEL
Key Qualifications
Mr. Abel brings to the Board extensive experience in regulated industries and mergers and acquisitions, as well as valuable leadership, operational, financial, and international experience.
Career Highlights
•
Berkshire Hathaway Inc., a diversified global holding company

o
Vice Chair, Non-Insurance Operations (January 2018 to present)

•
Berkshire Hathaway Energy Company, a global holding company that owns diversified businesses engaged primarily in the energy industry

o
Chief Executive Officer (2008 to January 2018)

o
President (1998 to January 2018)

Other Current Public Company Boards
•
Berkshire Hathaway Inc.

o
Director (January 2018 to present)

Other Current and Prior Boards
•
Berkshire Hathaway Energy Company (2011 to present)

•
H.J. Heinz Holding Corporation, one of our predecessor companies (2013 to 2015)

•
HomeServices of America Inc., a residential real estate services company and subsidiary of Berkshire Hathaway Inc. (previously Homeservices.com Inc.) (1999 to October 2020)

Independent Age 59 Director since July 2015 Committees None Other Current Public Company Boards 1
JOÃO M. CASTRO-NEVES
Key Qualifications
Mr. Castro-Neves brings to the Board extensive experience in the consumer goods industry and knowledge of strategy, finance, operations, mergers and acquisitions, and business development.
Career Highlights
•
3G Capital

o
Partner (July 2018 to present)

•
AB InBev

o
Chief Executive Officer of Anheuser-Busch and Zone President, North America (2015 to December 2017)

•
Ambev

o
Chief Executive Officer (2009 to 2014)

•
Quilmes Industrial S.A., an Argentine beverage company and subsidiary of Ambev

o
Chief Executive Officer (2007 to 2008)

Other Current Public Company Boards
•
Restaurant Brands International Inc. (“RBI”), parent company of Burger King, Popeyes, and Tim Hortons quick service restaurant companies

o
Director (June 2018 to present)

Other Current and Prior Boards
•
None

Independent Age 54 Director since June 2019 Committees Compensation (Chair) Governance Other Current Public Company Boards 1
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  Proposal 1. Election of Directors

LORI DICKERSON FOUCHÉ
Qualifications
Ms. Fouché brings to the Board seasoned financial expertise, deep experience in the financial services industry, and valuable leadership, operating, and marketing experience.
Career Highlights
•
TIAA, a financial services firm

o
Senior Executive Vice President and Advisor to the Chief Executive Officer (June 2020 to December 2020)

o
Senior Executive Vice President and Chief Executive Officer, TIAA Financial Solutions (August 2018 to June 2020)

•
Prudential Financial, Inc. (“Prudential”), a financial services firm

o
Group Head of Individual Solutions (July 2017 to August 2018)

o
President of Prudential Annuities (2015 to July 2017)

o
Chief Executive Officer, Prudential Group Insurance (2014 to 2015)

Other Current Public Company Boards
•
Hippo Holdings Inc., and its predecessor Hippo Enterprises Inc., a property insurance company

o
Director (May 2021 to present)

Other Current and Prior Boards
•
Gusto Inc., a private payroll, benefits, and human resource management software provider (October 2021 to present)

•
Princeton University Board of Trustees (September 2021 to present; 2015 to June 2019)

Independent Age 52 Director since May 2021 Committees Audit Other Current Public Company Boards 1
TIMOTHY KENESEY
Key Qualifications
Mr. Kenesey brings to the Board important insights into creating long-term profitable growth, operations, mergers and acquisitions, risk management, and financial reporting.
Career Highlights
•
MedPro Group Inc., a healthcare liability insurance company and subsidiary of Berkshire Hathaway Inc.

o
President and Chief Executive Officer, (2001 to present)

•
General Electric Company, an industrial technology company

o
Senior Vice President of GE Insurance (2000)

o
Global Business Development Manager of GE Healthcare (1998 to 1999)

•
Sidley Austin LLP, a global law firm

o
Attorney focused on mergers and acquisitions and corporate finance (1993 to 1997)

•
KPMG LLP, an accounting firm

o
Audit and Tax Accountant (1989 to 1990)

Other Current Public Company Boards
•
None

Other Current and Prior Boards
•
Fechheimer Brothers, a public safety uniform and apparel company and subsidiary of Berkshire Hathaway Inc. (2007 to present)

•
Various other smaller insurance subsidiaries of Berkshire Hathaway Inc.

Independent Age 54 Director since January 2020 Committees Compensation Other Current Public Company Boards None
The Kraft Heinz Company 2022 Proxy Statement | 19

  Proposal 1. Election of Directors

ALICIA KNAPP
Key Qualifications
Ms. Knapp brings to the Board deep experience as a strategic leader, particularly in renewable energy and sustainability, and significant operational, risk management, and financial acumen.
Career Highlights
•
BHE Renewables, LLC (“BHE Renewables”), a renewable energy company and subsidiary of Berkshire Hathaway Inc.

o
President and Chief Executive Officer (December 2020 to present)

•
MidAmerican Energy Company (“MidAmerican Energy”), an energy company providing electric and natural gas service and subsidiary of Berkshire Hathaway Inc.

o
Vice President, Renewable Generation (May 2020 to December 2020)

o
Vice President, Gas Delivery (October 2018 to May 2020)

o
General Manager, Gas Operations (January 2018 to October 2018)

•
BHE Renewables

o
General Manager (August 2017 to January 2018)

o
Project Manager (2012 to August 2017)

•
MidAmerican Energy

o
Project Manager, Nuclear (2010 to 2012)

o
Various roles in risk management and energy trading (2001 to 2010)

Other Current Public Company Boards • None Other Current and Prior Boards • None
Independent Age 43 New director nominee Committees Governance* Other Current Public Company Boards None * If elected, the Board expects to appoint Ms. Knapp to the Committee.
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  Proposal 1. Election of Directors

ELIO LEONI SCETI
Key Qualifications
Mr. Leoni Sceti brings to the Board deep experience in the consumer goods sector, operations, marketing, product development, and disruptive and digital areas.
Career Highlights
•
The Craftory, a global investment house for purpose-driven CPG challenger brands

o
Co-Founder, Chief Crafter, and Chairman (May 2018 to present)

•
Active investor in and advisor to early-stage tech companies (2010 to present)

•
Iglo Group, a frozen food company whose brands include Birds Eye, Findus, and Iglo

o
Chief Executive Officer (2013 to 2015)

•
EMI Group, a global music company

o
Chief Executive Officer (2008 to 2010)

•
Reckitt Benckiser Group plc, a home, health and personal care products company

o
Executive Vice President and Head of the European Operations (2006 to 2008)

o
Executive Vice President and Chief Marketing Officer, Global Head of Innovation (2001 to 2005)

o
Various marketing and management roles (1992 to 2001)

•
Procter & Gamble Company, a consumer packaged goods company

o
Various marketing roles (1988 to 1992)

Other Current Public Company Boards
•
Barry Callebaut AG, a global chocolate and cocoa products manufacturer

o
Director (December 2017 to present)

•
AB InBev

o
Independent Director (2014 to present)

Other Current and Prior Boards
•
LSG Holdings Limited, an investment management company (2011 to present)

•
Various portfolio companies of The Craftory

•
Room to Read, UK Board, a charitable organization promoting education and gender equality (April 2019 to present)

•
One Young World, Board of Trustees, a global forum for young leaders from over 190 countries (2011 to present)

  Independent
Age 56
Director since May 2020
Committees
Audit*
Compensation
Other Current Public Company
Boards 2
* If re-elected, the Board expects Mr. Leoni Sceti to step down from the Committee following
the Annual Meeting.

The Kraft Heinz Company 2022 Proxy Statement | 21

  Proposal 1. Election of Directors

SUSAN MULDER
Key Qualifications
Ms. Mulder brings to the Board extensive experience in the consumer goods and retail sectors and direct-to-consumer e-commerce as well as knowledge of corporate governance and finance.
Career Highlights
•
Timberland, an outdoor lifestyle brand and subsidiary of VF Corporation

o
Global Brand President (April 2021 to present)

•
Equality Asset Management, a private equity firm

o
Advisor (July 2018 to present)

•
Nic & Zoe Co., a women’s apparel company

o
Chief Executive Officer and Director (2012 to April 2021)

•
McKinsey & Company, a global management consulting firm

o
Senior Partner, specializing in marketing and organization (1996 to 2012)

Other Current Public Company Boards
•
None

Other Current and Prior Boards
•
Sally Beauty Holdings, Inc. (2014 to January 2022)

•
Boston Children’s Hospital Philanthropic Board of Advisors (2005 to December 2021)

Independent Age 51 Director since May 2020 Committees Audit Governance Other Current Public Company Boards None
JAMES PARK
Key Qualifications
Mr. Park brings to the Board deep expertise in technology and digital capabilities, as well as valuable experience in mergers and acquisitions and public company leadership.
Career Highlights
•
Google LLC (“Google”), a subsidiary of Alphabet Inc., a global technology company

o
Vice President and General Manager, Fitbit (February 2021 to present)

•
Fitbit, Inc., a connected health and fitness company (acquired by Google in January 2021)

o
Chairman (2015 to January 2021)

o
Co-Founder, President, Chief Executive Officer, and Director (2007 to January 2021)

•
CNET Networks, Inc. (“CNET”), an online media company

o
Director of Product Development (2005 to 2007)

•
Wind-Up Labs, Inc., an online photo sharing company (acquired by CNET in 2005)

o
President and Co-Founder (2002 to 2005)

Other Current Public Company Boards • None Other Current and Prior Boards • Fitbit, Inc. (2007 to January 2021)
Independent Age 45 New director nominee Committees Compensation* Other Current Public Company Boards None * If elected, the Board expects to appoint Mr. Park to the Committee.
Recommendation
The Board recommends that stockholders vote FOR each of the director nominees named for election in this Proxy Statement.
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Corporate Governance and Board Matters

The Board is responsible for fostering our long-term success consistent with its responsibility to Kraft Heinz and our stockholders. The Board believes that strong corporate governance is essential to our success and the Board’s fulfillment of its responsibilities of oversight and guidance. We have adopted a number of corporate governance practices to promote and enhance the Board’s independent leadership, accountability, and oversight.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that articulate our governance philosophy, practices, and key policies, including:
•
the Board’s role, responsibilities, and structure

•
the establishment and responsibilities of the Committees of the Board

•
executive and director performance evaluations

•
succession planning

•
environmental, social, and governance

The Governance Committee reviews the Corporate Governance Guidelines annually and recommends any changes to the Board.
Codes of Conduct
We have a Code of Business Conduct and Ethics for Non-Employee Directors applicable to our non-employee directors and a Code of Conduct applicable to our employees (including our NEOs) and contingent and contract workers (together, the “Codes of Conduct”). The Codes of Conduct reflect our values and are designed to deter wrongdoing and to promote honest and ethical conduct, compliance with applicable laws, rules, and regulations, confidentiality of our proprietary information, and accountability. Our directors, employees, contingent and contract workers, partners, suppliers, and customers, as well as consumers can ask questions about our Codes of Conduct and other ethics and compliance issues, or report potential violations, through our Ethics Helpline, online or by phone, which is operated by an independent and multilingual third-party reporting specialist.
The Codes of Conduct are available on our website as provided under Corporate Governance Materials Available on Our Website on page 24. In the event we amend or waive any of the provisions of the Codes of Conduct applicable to our directors, principal executive officer, principal financial officer, principal accounting officer, or controller, we also intend to disclose such actions, as required, on our website.
The Kraft Heinz Company 2022 Proxy Statement | 23

Corporate Governance and Board Matters

Corporate Governance Materials Available on Our Website
The following policies and Committee charters can be found on our website:
•
Corporate Governance Guidelines

•
Committee Charters

•
Codes of Conduct

To view these documents, visit ir.kraftheinzcompany.com and click on “Corporate Governance” tab. The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the SEC.
In addition, we will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, Committee Charters, or Codes of Conduct to any stockholder requesting a copy.	Requests should be directed to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601
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Corporate Governance and Board Matters

Key Corporate Governance Practices
Leadership	Stockholder Interests
Leadership Structure

After combining the Chair and Chief Executive Officer roles following the Annual Meeting, we will continue to have an independent Lead Director, unaffiliated with our significant stockholders, with clearly defined and robust responsibilities.
Executive Sessions

At each Board meeting, our directors meet without our Chief Executive Officer or any other members of management present to discuss issues important to Kraft Heinz, including any matters regarding management.
Special Meetings of the Board

Our Amended and Restated By-Laws (“By-Laws”) allow our Chief Executive Officer, Chair, Vice Chair, majority of directors, or Chair of any Committee with the support of at least two other directors to call special meetings of the Board.
Annual Performance Evaluations

The Governance Committee develops and oversees an annual evaluation process for the Board and all Committees of the Board.
Director Time Commitment

We maintain a policy that limits directors’ service on the boards of other public companies to four or, for directors who are chief executive officers of public companies, two.

Majority Voting in Director Elections

Our By-Laws provide that in uncontested elections director nominees must be elected by a majority of the votes cast.
Annual Election of Directors

Our stockholders vote to elect all directors annually.
Stock Ownership Requirements

Our stock ownership requirements are designed to align executive officers’ and directors’ interests with those of stockholders.
Annual Say-on-Pay Votes

We solicit stockholders’ advisory vote on executive compensation annually.
Proactive Year-Round Engagement with
Stockholders
We reach out to our largest stockholders for engagement in the fall, in advance of our annual review of governance best practices, and in the spring, in advance of our Annual Meeting. In addition, we engage with investors and other stakeholders on an ongoing basis regarding various ESG matters.
Special Meetings of Stockholders

Our By-Laws allow stockholders of record of at least 20% of the voting power of our outstanding stock to call a special meeting of stockholders.
Stockholder Action by Written Consent

Our Second Amended and Restated Certificate of Incorporation allows stockholder action by written consent if signed by holders of not less than the minimum number of shares necessary to authorize such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted.

The Kraft Heinz Company 2022 Proxy Statement | 25

Corporate Governance and Board Matters

Board Leadership Structure
The Board’s current leadership structure consists of a Chair, Vice Chair, and Lead Director.

INDEPENDENT CHAIR*	VICE CHAIR
Alexandre Behring	John T. Cahill
The Chair of the Board is responsible for facilitating a highly functioning and effective Board, providing overall leadership, and encouraging open communications.	The Vice Chair of the Board assists the Chair and serves as chair when the Chair and Lead Director are unable to attend a meeting.

INDEPENDENT LEAD DIRECTOR
John C. Pope

The Lead Director:
•
Approves Board meeting agendas, meeting schedules, and other information sent to the Board

•
Presides at all meetings at which the Chair is not present, including executive sessions of the independent directors, and, as appropriate, informs the Chair of the issues considered and decisions reached

•
Serves as a Board representative for communication with our largest stockholders, as appropriate

•
Serves as liaison between the Chair and the independent directors

•
Has the authority to call meetings of  (i) the independent directors and (ii) the directors unaffiliated with Berkshire Hathaway and 3G Capital

•
Serves as an ex officio member of all Board Committees of which the Lead Director is not otherwise a member

•
Performs such other duties as the Board may from time-to-time delegate

* If Mr. Patricio is re-elected at the Annual Meeting, the Board expects to combine the roles of Chair and Chief Executive Officer and appoint Mr. Patricio as Chair of the Board.
The Board periodically evaluates our leadership structure based upon our best interests and particular circumstances at the time. The Board believes that its decision on leadership structure should be based on the particular composition of the Board, including the tenure and skill sets of the individual directors and the Board as a whole, and the needs and opportunities of Kraft Heinz over time. When determining the leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, the Board considers various factors, including our specific business and long-term strategic needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board annual self-evaluations, advantages and disadvantages of alternative leadership structures, and our corporate governance practices generally.
In January 2021, as part of its periodic evaluation of our leadership structure, the Board appointed Mr. Pope as independent Lead Director to help ensure continued robust independent leadership of the Board. In nominating Mr. Pope as our independent Lead Director, the Board considered his deep understanding of our business and industry.
This year, after it was determined that Mr. Behring, our current Chair, would not stand for re-election, the Board decided that, provided Mr. Patricio is elected at the Annual Meeting, it intends to combine the roles of Chair and Chief Executive Officer and appoint Mr. Patricio to the role, effective at the Annual Meeting. The Board thoroughly considered a range of factors, including, among others, our strategic priorities, the complexity and global nature of our business, Mr. Patricio’s knowledge of the industry, the various capabilities of our directors, the highly independent composition of the Board, the meaningful responsibilities of the independent Lead Director, and the current environment of our industry. The Board has a high level of confidence in Mr. Patricio’s leadership and ability to work closely and transparently with our independent directors. Moreover, the Board believes that, in the role of Chair and Chief Executive Officer, Mr. Patricio is best positioned to be aware of key issues facing Kraft Heinz and to serve as a highly effective bridge between the Board and management. The Board concluded that a combined Chair and Chief Executive Officer role together with the strong independent leadership provided by our Lead Director and each of the three standing Board Committees, which
26 | ir.kraftheinzcompany.com

Corporate Governance and Board Matters

consist solely of, and are chaired by, independent directors, provides an appropriate balance between effective independent oversight and strong, consistent leadership to drive execution of our enterprise strategy. Accordingly, the Board believes this structure serves the best interests of Kraft Heinz and our stockholders at this time.
The Board has not adopted a formal policy regarding the need to separate or combine the offices of Chair of the Board and Chief Executive Officer. We continue to believe it is important that the Board retains the discretion to determine the leadership structure that best serves the long-term interests of Kraft Heinz in the future, including separating the Chair and Chief Executive Officer roles as the Board deems appropriate. From time to time, the Board may determine that it is appropriate to nominate members of management to the Board, including the Chief Executive Officer. Our current Chief Executive Officer was initially elected to serve as a director at our 2021 Annual Meeting of Stockholders and is nominated for re-election at the Annual Meeting.
Annual Board and Committee Evaluations
The Board believes director evaluations are a critical component of its effectiveness and continuous improvement and an essential practice of good corporate governance. The Board conducts an evaluation of its performance and effectiveness, as well as that of its three standing Committees, on an annual basis. The purpose of the evaluations is to identify ways to enhance the overall effectiveness of the Board and its Committees and to track progress. The Governance Committee is responsible for developing, recommending to the Board, and overseeing the annual self-evaluation process of the Board and each of its Committees. Each director completes an individual written assessment for the Board and each Committee on which he, she, or they serve. The results are summarized and reported, along with any of the Governance Committee’s related recommendations, to the Board.
Independence
The Corporate Governance Guidelines require that a majority of our directors meet the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”). For a director to be considered independent, the Board must affirmatively determine, after reviewing all relevant information, that a director has no direct or indirect material relationship with Kraft Heinz that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. The Board determined that, under Nasdaq rules, the following director nominees are independent:
• Mr. Abel • Mr. Castro-Neves • Ms. Fouché	• Mr. Kenesey • Ms. Knapp • Mr. Leoni Sceti	• Ms. Mulder • Mr. Pope • Mr. Park
Jorge Paulo Lemann, who decided not to stand for re-election at our 2021 Annual Meeting of Stockholders, and Alexandre Behring and Alexandre Van Damme, who decided not to stand for re-election at the Annual Meeting, were also determined to be independent during the periods in which they served. Mr. Cahill, the former Chief Executive Officer of Kraft and former consultant to Kraft Heinz, and Mr. Patricio, our Chief Executive Officer, are not independent; and, Mr. Zoghbi, our former Chief Operating Officer of the U.S. Commercial business and Advisor to Kraft Heinz’s Chief Executive Officer, who decided not to stand for re-election at our 2021 Annual Meeting of Stockholders, was not independent during the period he served.
In conducting its evaluations of Mr. Abel, Mr. Kenesey, and Ms. Knapp, the Board considered each individual’s affiliation with Berkshire Hathaway, which held approximately 26.6% of our outstanding common stock as of March 7, 2022, and its subsidiaries. In conducting its evaluations of Mr. Behring, Mr. Castro-Neves, and Mr. Lemann, the Board considered each individual’s affiliation with 3G Capital, which held approximately 15.1% of our outstanding common stock as of March 7, 2022, and its subsidiaries. For Mr. Van Damme, the Board considered his beneficial ownership of investments in certain 3G Capital funds. Additionally, in conducting its evaluations of Mr. Behring and Mr. Castro-Neves, the Board considered each individual’s service on the board of directors of RBI, a company in which 3G Capital invests and the parent company of Burger King, Popeyes, and Tim Hortons, quick service restaurant companies that purchase certain
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of our products and conduct certain brand sponsorship and marketing activities for us. The Board found that such affiliations and directorships were in compliance with our conflict of interest policies.
In addition, Mr. Patricio invests in 3G Kraft Heinz Company Holdings LP (the “Fund”), which is affiliated with 3G Capital. His investment represents less than 1% of the Fund’s assets.
Director Service on Other Public Company Boards
The Board believes that service on the boards of other public companies provides directors with knowledge and experience in governance and leadership that is valuable to Kraft Heinz. The Board also recognizes that public board service requires significant time and effort and that it is critical to the success of the Company that directors have the ability to dedicate sufficient time and attention to their Kraft Heinz Board responsibilities. Therefore, our Corporate Governance Guidelines:
•
Limit directors’ service on the boards of other public companies to four or, for directors who are chief executive officers of public companies, two

•
Establish a requirement that the Board determine whether simultaneous service on more than three public company audit committees impairs a director’s ability to serve effectively on our Audit Committee

•
Establish an expectation that directors consult with the Chair, the Lead Director, and the Chair of the Governance Committee before accepting an offer to serve on another public company board or as a member of the audit committee of another public company

•
Require the Governance Committee to take into account the nature and extent of a director’s other commitments when determining whether it is appropriate to nominate that director for re-election

•
Require directors’ service on the boards and committees of other organizations to be consistent with our conflict of interest policies

As of March 7, 2022, all directors are in compliance with this policy. Our 2022 director nominees currently serve on an average of 0.8 other public company boards. In addition, in 2021, our directors attended an average of 96% of Board and Committee meetings, and our Chair, Vice Chair, and Lead Director attended 100% of Board and Committee Meetings.
Related Person Transactions
Review of Transactions with Related Persons
The Board has adopted a written policy regarding the review and, where appropriate, approval and ratification of any transaction in which Kraft Heinz is a participant, the amount involved exceeds $120,000, and any related person had, has, or will have a direct or indirect material interest. In general, related persons include our directors, executive officers, and holders of 5% or more of our common stock and their immediate family members.
The Governance Committee, in the course of its review and approval or ratification of a related person transaction under this policy, considers, among other things:
•
the commercial reasonableness of the transaction

•
the materiality of the related person’s direct or indirect interest in the transaction

•
whether the transaction may involve an actual conflict of interest or the appearance of a conflict of interest

•
the impact of the transaction on the related person’s independence (as defined in the Corporate Governance Guidelines and Nasdaq rules)

•
whether the transaction would violate any provision of our Codes of Conduct

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The Governance Committee approves or ratifies only those related person transactions that are fair and reasonable to Kraft Heinz and in our and our stockholders’ best interests, with any member of the Governance Committee who is a related person with respect to a transaction under review recusing himself, herself, or themself from the deliberations or decisions regarding the transaction. The Chair of the Governance Committee (or the Chair of the Audit Committee if the Chair of the Governance Committee is a related person with respect to the transaction under review) will review and approve or ratify potential related person transactions when it is not practicable or desirable to delay review of a transaction until a Governance Committee meeting and will report to the Governance Committee any transaction so approved or ratified.
Shareholders’ Agreement
In July 2015, through a series of transactions, we consummated the merger (the “Kraft Heinz Merger”) of Kraft Foods Group, Inc. with and into a wholly owned subsidiary of H.J. Heinz Holding Corporation. In connection with the Kraft Heinz Merger, 3G Global Food Holdings and Berkshire Hathaway entered into a shareholders’ agreement (the “Shareholders’ Agreement”) that governs how each party and its affiliates will vote the shares of Kraft Heinz common stock held by them as of the date of closing of the Kraft Heinz Merger with respect to supporting certain directors that are designated by either 3G Global Food Holdings or Berkshire Hathaway.
Pursuant to the Shareholders’ Agreement, 3G Global Food Holdings has agreed that for so long as Berkshire Hathaway and its affiliates collectively own shares representing at least 66% of the shares owned by them as of the consummation of the Kraft Heinz Merger (as a percentage of the voting power in the election of directors), 3G Global Food Holdings and its affiliates will vote their shares of Kraft Heinz common stock in favor of the three Kraft Heinz board nominees designated by Berkshire Hathaway (two board nominees if they own less than 66% but at least 33% of the voting power and one board nominee if they own less than 33% but at least 15% of the voting power) and will not take any action to remove such designees without Berkshire Hathaway’s consent. Similarly, Berkshire Hathaway has agreed that for so long as 3G Global Food Holdings and its affiliates collectively own shares representing at least 33% but less than 66% of the shares owned by them as of the consummation of the Kraft Heinz Merger (based on the percentage of the voting power in the election of directors), Berkshire Hathaway and its affiliates will vote their shares of Kraft Heinz common stock in favor of the two Kraft Heinz board nominees designated by 3G Global Food Holdings (three board nominees if they own at least 66% of the voting power and one board nominee if they own less than 33% but at least 15% of the voting power) and will not take any action to remove such designees without 3G Global Food Holdings’ consent.
Berkshire Hathaway and 3G Capital continue to hold a significant portion of our outstanding shares. See Beneficial Ownership of Kraft Heinz Stock beginning on page 46 for further information about beneficial ownership of our stock by Berkshire Hathaway and 3G Capital.
Registration Rights Agreement
In connection with the Kraft Heinz Merger, we entered into a registration rights agreement with 3G Global Food Holdings and Berkshire Hathaway (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we granted 3G Global Food Holdings and Berkshire Hathaway registration rights with respect to the shares of Kraft Heinz common stock held by them as of the date of the closing of the Kraft Heinz Merger, representing shares of Kraft Heinz common stock acquired from Heinz in connection with the Kraft Heinz Merger and/or immediately prior to the Kraft Heinz Merger pursuant to a warrant. The registration rights do not apply to shares of Kraft Heinz common stock subsequently acquired by either party. These rights include demand registration rights, shelf registration rights, and “piggyback” registration rights, as well as customary indemnification. The rights are subject to certain holdback and suspension periods. We generally will bear all fees, costs, and expenses related to registrations, other than underwriting discounts and commissions attributable to the sale of shares of Kraft Heinz common stock by 3G Global Food Holdings and Berkshire Hathaway, as applicable.
Compensation Arrangement
Pursuant to an offer letter dated September 6, 2019, in 2021, Mr. Zoghbi received an annual base salary of $400,000 in connection with his role as Advisor to Kraft Heinz’s Chief Executive Officer, in addition to compensation for his
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services as a director, which included an annual cash retainer of $110,000, pro-rated for his length of service as a director. Mr. Zoghbi served as a director until our 2021 Annual Meeting of Stockholders on May 6, 2021 and as Advisor until August 20, 2021.
Anti-Hedging and Anti-Pledging Policies
Our Insider Trading Policy limits the timing and types of transactions in Kraft Heinz securities by employees (including executive officers) and directors. Among other restrictions, the policy prohibits holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary. In addition, the policy prohibits short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities, or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary.
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Oversight of Risk Management
We face various risks to our business, including strategic, financial, legal, regulatory, operational, accounting, and reputational risks. Identifying, managing, and mitigating our exposure to these risks and effectively overseeing the risk-management process are critical to our operational decision-making and annual planning processes.
Our Strategic Enterprise Risk Management (“SERM”) approach is an ongoing process effected at all levels of our operations and across business units and functions to identify, assess, monitor, manage, and mitigate risk, including risks related to cybersecurity issues and sustainability. Our SERM approach is designed to facilitate open communication between management and the Board to advance the Board’s and Committees’ understanding of our risk management process, how it is functioning, the participants in the process, key risks to our business and performance, and the information gathered through the approach.
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For additional information regarding the Committees of the Board and Committee membership and responsibilities, see below under Board Committees and Membership beginning on page 40. To learn more about risks facing the Company, see the factors described in Item 1A, Risk Factors in our 2021 Annual Report and those set forth in our future filings with the SEC. The risks described in the 2021 Annual Report and subsequent filings with the SEC are not the only risks facing us. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial based on the information known to us may also materially adversely affect our business, financial condition, or results of operations.
Environmental Social Governance
We see ourselves as global citizens and believe in helping to create a healthier and more sustainable environment for all of us. Guided by our Vision, To sustainably grow by delighting more consumers globally, we are actively working each day to create a company and high-quality products, made responsibly, that make us, our stockholders, and the world proud. In pursuit of our Vision and inspired by our Value We do the right thing, we strive to incorporate strong ESG approaches in every aspect of our business.
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ESG Oversight
We take a cross-functional approach to ESG that centers on continuous improvement in each part of our business. Our governance structure is designed to enable us to live our Vision and Values.

Board of Directors
PROVIDES OVERSIGHT
• Oversees our global ESG strategy and objectives, including our activities and opportunities, as well as related risks.
• Engages at least annually with management to review all significant policies, processes, and commitments, with additional updates and engagement as necessary.
In July 2021, ESG oversight responsibilities shifted from the Operations and Strategy Committee, which was dissolved, to the full Board. We believe the full Board’s responsibility for consideration and oversight of critical ESG issues enhances our sustainability efforts, which are a critical component of our overall enterprise strategy.

Chief Executive Officer
PROVIDES EXECUTIVE SUPPORT
• Collaborates with select members of the Executive Leadership Team on oversight and executional leadership on strategies.
• Has an annual performance goal that tracks our ESG performance.

Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary
• Oversees global ESG strategy, reports to the Chief Executive Officer, and collaborates with our ESG Team to establish and lead plan implementation.
• Has an annual performance goal that tracks our ESG performance.

Quarterly Business Reviews • Quarterly Business Review meetings with members of the Executive Leadership Team.

ESG Steering Group • Provides cross-functional, upper-level management input on ESG practices and policies.

ESG Subcommittees • Provide high-touch engagement, track emergent issues, and drive collaboration, transparency, and continuous improvement toward initiatives. • Hold monthly workgroups in:
o Product Health o Sustainable Agriculture o Responsible Sourcing o Sustainable Manufacturing	o Sustainable Packaging o Animal Welfare o Corporate and Government Affairs o Communications

ESG Team • Directs the design, development, execution, and continuous improvement of our global ESG strategy, goals, and initiatives. • Engages with key stakeholders and leads the ESG Steering Group.
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Our Strategy and Approach
OUR PILLARS
Our ESG strategy prioritizes the key ESG issues for our business and stakeholders and focuses on the areas where we can have the greatest impact, from responsible ingredient sourcing to expanded nutrition guidelines and environmental impact. Our efforts and integrated initiatives are organized under three key pillars:
STAKEHOLDER ENGAGEMENT
To inform and continuously improve our ESG strategy, we engage a variety of stakeholders. We believe our stakeholder engagement strengthens our understanding of important environmental, social, and governance issues, which helps us set priorities. Our global stakeholder network consists of internal and external people and parties whose support is critical to the long-term success of our business or who are materially impacted by our business operations, including:
stockholders | customers | employees | nongovernmental organizations (NGOs)
industry associations | governmental and regulatory entities | consumers | suppliers
ESG MATERIALITY ASSESSMENT
We conduct a comprehensive ESG materiality assessment every three to five years. Our ESG materiality assessment enables us to identify and prioritize the issues that are of greatest concern to our stakeholders and that are relevant to our business. We reevaluate these results on an ongoing basis to reflect any changes in standing on these priority issues and allow for the inclusion of new or emerging issues.
MATRIXED APPROACH
We have imbedded ESG principles throughout our business, including our commercial and procurement efforts, creating a matrixed approach that we believe establishes a strong foundation for the achievement of our ESG goals while driving results for the Company. In addition, we have established ESG-related key performance indicators (KPIs) for our Chief Executive Officer; Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary; Executive Vice President and Global Chief Procurement Officer; Executive Vice President and Global Chief Supply Chain Officer; and, for 2021, more than 750 other executives and employees throughout the business.
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Key Progress and Achievements
In October 2021, we released our 2021 ESG Report, which shares our latest goals and our progress through the end of 2020. In a landscape of multiple global challenges, including the pandemic and worldwide demands for social justice and racial equality, we believe we made significant progress against our ESG goals through the end of 2020, including:

Healthy Living & Community Support

Began Loop partnership offering refillable *Heinz* tomato ketchup bottle to U.K. consumers.

Delivered* more than 745 million meals to people in need since 2016.

Environmental Stewardship

83% of our packaging is recyclable, reusable, or compostable.

Reduced waste to landfill intensity by 6% across our manufacturing facilities.**

Responsible Sourcing

Purchased 100% Roundtable on Sustainable Palm Oil certified sustainable palm oil.

Purchased 98.5% traceable palm oil to the mill.

** Through a combination of financial support and product donations.*

*** Per metric ton of product made.*

Looking to the Future
Looking ahead, we are committed to holding ourselves to a higher standard, stepping up to the plate to boldly address the challenges ahead, including in the following areas important to us and our stakeholders.

Recognizing the ongoing threat of climate change, we continue to address our environmental footprint across our value chain. We aim to set a science-based target for greenhouse gas emissions, in line with the Science Based Targets initiative’s (SBTi) 1.5º Celsius climate change trajectory, by 2023, and to be carbon neutral by 2050. As part of these goals, we have also publicly disclosed the entirety of our value chain’s greenhouse gas emissions, as verified by a third-party consulting firm.

We are also committed to working with our key agricultural commodity growers to help both mitigate and adapt to the impacts of climate change, while also promoting more sustainable practices. We’ve initially launched this work with our tomato growers and more information on our progress in this area will be published in future ESG reports.

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Our Commitment to Transparency

We are committed to providing transparency regarding our sustainability initiatives and progress to our stockholders and other stakeholders, including through our annual ESG reports.
Our 2021 ESG Report was prepared utilizing the Global Reporting Initiative (GRI) Sustainability Standard and aligned to the general principles of the Sustainability Accounting Standards Board (SASB) for food and beverage companies, as well as the Task Force on Climate-related Financial Disclosure (TCFD).
In addition to our annual ESG reports, we provide information on our ESG strategy and progress and related policies and principles on our website at:

www.kraftheinzcompany.com/esg	The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the SEC.
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Investor Engagement
We view our relationship with stockholders as a critical component of our success. Investor engagement informs and improves our decision-making, creating long-term value for Kraft Heinz and our stockholders. We are committed to maintaining regular investor engagement and to incorporating stockholder input in our strategies and programs, including our executive compensation program.
Since our 2021 Annual Meeting of Stockholders, we reached out to key investors and invited them to engage to provide their feedback and discuss their views on key issues impacting our stockholders.

ENGAGING IN 2021

Third-Party Consultant

✓ In October 2020, we engaged the services of Morrow Sodali to assist with and expand our stockholder outreach efforts

Who We Engage

- Institutional investors
- Sell-side analysts
- Proxy advisory firms
- Rating agencies/firms
- ESG rating firms

How We Engage

- One-on-one and group meetings
- Quarterly earnings calls
- Industry and sell-side presentations and conferences
- Company-hosted events and presentations
- Written and electronic communications

Key Topics

- Overall business strategy and execution
- Current business conditions
- Financial updates
- Sustainability, corporate citizenship and social impact, including ESG strategy and initiatives
- Corporate governance practices, including board composition, diversity, and refreshment
- Executive compensation, including changes to compensation program in response to feedback received from stockholders
- Business continuity, actions through the pandemic, and crisis management
- Human capital management and Company culture

Key Resources

- Our investor relations website at ir.kraftheinzcompany.com
- Quarterly earnings
- Annual Proxy Statement
- Annual ESG Report and information on our website at www.kraftheinzcompany.com/esg
- Annual Meeting
- Public events and presentations
- Annual and Quarterly Reports and other filings with the SEC
- Diversity, inclusion, and belonging information at www.kraftheinzcompany.com/diversity-inclusion
- Disclosures to various ratings assessors

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2021 Executive Compensation Changes
We believe our compensation approach aligns with our strategy for creating sustainable long-term growth for the Company, consistent with sound corporate governance principles. The results on our advisory say-on-pay votes prior to 2020 demonstrated historically strong stockholder support for our executive compensation program, with support averaging over 95% from 2016 to 2018. However, in response to the lower level of support from stockholders on our 2020 advisory say-on-pay vote, executive compensation has been a critical component of our investor outreach since our 2020 Annual Meeting of Stockholders. This outreach focused on:
•
better understanding the concerns and perspectives of our stockholders;

•
providing clarity on our executive compensation program in the prior year; and

•
sharing design changes for our compensation program that we believe address stockholder concerns.

In response to stockholder feedback, in 2020, we made the following changes that became effective in 2021:
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2022 Engagement Highlights
Investors provided positive feedback regarding our executive compensation program changes that became effective in 2021, our ESG Report released in October 2021, and our related environmental sustainability goals and progress. In addition, investors expressed agreement with our overall compensation plan rationale and alignment of the Chief Executive Officer’s interests with those of stockholders.
Overall Rationale and Plan Design	Key Facets of 2021 CEO Compensation
Compensation program for executive officers is structured around pay for performance and meritocracy This is reflected in the pay mix with the focus on incentive and performance-based compensation
•
Equity awards last granted in 2019 and not eligible to receive new equity awards until 2023 (other than matching RSUs granted through participation in Kraft Heinz’s Bonus Swap Program)

•
Financial interests strongly aligned with stockholders’ interests and pay for performance in two ways:

o
Significant personal investment reflecting his long-term investment in the Company—personally purchased $20 million shares of common stock at market price, agreed to hold until August 2023

o
New hire inducement equity awards heavily weighted on at-risk, performance-based elements (63% of awards)

•
Two-thirds of 2021 target annualized compensation is performance-based and only realized upon achievement of pre-established performance goals and, in certain cases, additional vesting requirements

Communications with the Board
Information for stockholders and other parties interested in communicating with our Chair, Lead Director, full Board, or our independent directors, individually or as a group, is included in the Corporate Governance Guidelines, which are available on our website at ir.kraftheinzcompany.com under the “Corporate Governance” tab. Our Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent directors; communications relating to matters within a Committee’s area of responsibility to the Chair of the appropriate Committee; and communications relating to ordinary business matters, such as suggestions, inquiries, and consumer complaints, to the appropriate Kraft Heinz executive or employee. Our Corporate Secretary does not forward solicitations, junk mail, or obviously frivolous or inappropriate communications.
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Board Committees and Membership

The Board has three standing Committees:

Audit	Compensation	Nominating and Corporate Governance
Each Committee has a charter that sets forth the Committee’s roles and responsibilities and is reviewed annually by the Committee, with any proposed changes approved by the Board. These charters are available on our website as provided under Corporate Governance and Board Matters—Corporate Governance Materials Available on Our Website on page 24.
Meeting Attendance
We expect directors to attend all Board meetings and meetings of the Committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting. The Board held seven meetings in our 2021 fiscal year, and the Committees of the Board held a total of 20 meetings. In 2021, each incumbent director attended 82% or more of the aggregate of all meetings of the Board and the Committees on which, and during the period that, he, she, or they served. Directors are encouraged, but are not required, to attend our Annual Meeting of Stockholders. Four of our current directors attended our 2021 Annual Meeting of Stockholders.
Committee Structure and Membership
Our Board designates Committee members and Chairs based on the Governance Committee’s recommendations. The Governance Committee and the Board believe that the current size of the Board allows for effective Committee organization and facilitates efficient meetings and decision making. The following table lists the current Committee membership and the number of meetings held by each Committee in 2021:
		Committee Memberships
Directors	Independent	Audit	Compensation	Governance
Alexandre Behring, Chair
John T. Cahill, Vice Chair
John C. Pope, Lead Director
Gregory E. Abel
João M. Castro-Neves
Lori Dickerson Fouché
Timothy Kenesey
Elio Leoni Sceti
Susan Mulder
Miguel Patricio
Alexandre Van Damme
Meetings in 2021 7 Board		10	3	4
  Committee Chair   Committee Member   Audit Committee Financial Expert
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In July 2021, the Board dissolved the Operations and Strategy Committee and shifted primary responsibility for the oversight of long-term strategy back to the full Board. The Operations and Strategy Committee held three meetings in 2021.
Audit Committee
AUDIT COMMITTEE
Principal Responsibilities
•
Oversees our financial matters and strategy, the integrity of our financial statements, our accounting and financial reporting processes, our systems of internal control over financial reporting, and the safeguarding of our assets

•
Oversees our compliance with applicable legal and regulatory requirements, including our ethics and compliance programs, codes of conduct, and actual or alleged violations of the codes of conduct

•
Oversees our enterprise risk management program, including risk assessment and risk management guidelines, policies, and processes by which we manage risk, such as those related to major financial risk exposures, information technology, and cybersecurity

•
Oversees our independent auditors’ qualifications, independence, and performance, the performance of our internal audit function, our audit procedures, and our audit plan

 Ethics and Compliance Helpline
The Audit Committee has established procedures for the receipt, retention, and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing, ethics, or compliance matters, or anything else that appears to involve financial or other wrongdoing. To report such matters online or find a local phone number to report by phone, including anonymously, visit www.KraftHeinzEthics.com.

Members • John C. Pope, Chair • Lori Dickerson Fouché • Elio Leoni Sceti • Susan Mulder Audit Committee Financial Expert Meetings in 2021: 10

Independence

The Audit Committee consists entirely of directors who are independent and meet the requirements set forth in Nasdaq rules, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Audit Committee Charter

•
The Board has determined that each Audit Committee member is able to read and understand fundamental financial statements

•
No Audit Committee member received any payments in 2021 from us other than compensation for service as a director

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Board Committees and Membership

Compensation Committee
COMPENSATION COMMITTEE
Principal Responsibilities
•
Oversees our strategies and policies related to key human resources policies and practices, including diversity and inclusion, workplace environment and culture, and talent development and retention

•
Establishes, reviews, and administers our compensation and benefits policies, including incentive-compensation and equity-based plans

•
Oversees our executive compensation programs and succession planning, and reviews our compensation policies and practices for employees as they relate to risk management

•
Evaluates and approves our Chief Executive Officer’s goals and objectives, performance, and elements and amounts of compensation, and reviews and approves the compensation of our other executive officers and Section 16 reporting officers

•
Approves equity and other long-term incentive awards granted under our plans

•
Assesses the compensation of non-employee directors

•
Reviews and considers stockholder viewpoints on compensation, including our say-on-pay voting results

Members • João M. Castro-Neves, Chair • Alexandre Behring • Timothy Kenesey • Elio Leoni Sceti • John C. Pope Meetings in 2021: 3
Independence The Compensation Committee consists entirely of directors who are independent and meet the independence requirements set forth in Nasdaq rules.
Delegation
Under the Compensation Committee’s charter, it may delegate any of its responsibilities to the Chair, another Compensation Committee member, or a subcommittee of Compensation Committee members, unless prohibited by law, regulation, or Nasdaq rule.
Compensation Consultant to the Committee
The Compensation Committee is authorized under its charter to retain and terminate any consultant and approve the consultant’s fees and other terms of the engagement. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting, or other advisors. The Compensation Committee does not currently, and did not in our 2021 fiscal year, retain a consultant or other advisor.
Compensation Committee Interlocks and Insider Participation
The Board has determined that all of the directors who served on the Compensation Committee during our 2021 fiscal year, which includes Alexandre Behring, João M. Castro-Neves, Timothy Kenesey, Jorge Paulo Lemann (until his retirement from the Board effective at our 2021 Annual Meeting of Stockholders), Elio Leoni Sceti, and John C. Pope, were independent within the meaning of Nasdaq rules. During our 2021 fiscal year, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. During our 2021 fiscal year, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee.
Analysis of Risk in the Compensation Architecture
The Compensation Committee, in reliance on analysis provided by an outside consultant engaged by the Company, annually evaluates the risk profile of our executive and broad-based employee compensation programs. In its evaluation
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for our 2021 fiscal year, the Compensation Committee reviewed our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers or employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. Based on management’s assessment of our current programs, including analysis provided by an outside consultant, the Compensation Committee concluded that the 2021 executive compensation plans were designed in a manner to:
•
achieve a balance of short- and long-term performance aligned with key stakeholder interests

•
discourage executives from taking unnecessary or excessive risks that would threaten the reputation and sustainability of Kraft Heinz

•
encourage appropriate assumption of risk to the extent necessary for competitive advantage purposes

Governance Committee
GOVERNANCE COMMITTEE
Principal Responsibilities
•
Considers and makes recommendations to the Board regarding candidates for director, incumbent directors’ performance, and the structure and composition of the Board and its Committees

•
Oversees policies and procedures related to related person transactions, including reviewing transactions and making recommendations to the Board

•
Develops and oversees an annual self-evaluation process for the Board and its Committees

•
Advises the Board on corporate governance matters, including developing and reviewing the Corporate Governance Guidelines

•
Oversees our investor engagement program and considers stockholder viewpoints on corporate governance

Members • Alexandre Behring, Chair • João M. Castro-Neves • Susan Mulder • John C. Pope • Alexandre Van Damme Meetings in 2021: 4
Independence The Governance Committee consists entirely of directors who are independent and meet the independence requirements set forth in Nasdaq rules.
Director Nominations
The Governance Committee accepts nominee suggestions from directors, stockholders, management, and others, and may retain third-party search firms to assist in identifying, evaluating, and conducting due diligence on potential director candidates. The Board has nominated Alicia Knapp and James Park for election at the Annual Meeting. Ms. Knapp was designated by Berkshire Hathaway pursuant to the Shareholders’ Agreement. For additional information, see under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 29. Mr. Park was identified and presented to the Governance Committee for consideration by an independent third-party search firm retained by the Governance Committee.
The Governance Committee will consider any candidate a stockholder properly presents for election to the Board in accordance with the procedures set forth in our By-Laws. The Governance Committee uses the same criteria to evaluate a candidate suggested by a stockholder as it uses to evaluate a candidate that the Governance Committee identifies and makes a recommendation to the Board regarding the candidate’s appointment or nomination. After the Board’s consideration of a candidate suggested by a stockholder, our Corporate Secretary will notify that stockholder whether or not the Board decided to appoint or nominate the candidate. For more information on the criteria used to evaluate candidates, see under Proposal 1. Election of Directors—Director Qualifications beginning on page 13. For a description of how stockholders may nominate a candidate for the Governance Committee’s consideration for election to the Board at an annual meeting, see Other Information—Stockholder Proposals beginning on page 96.
The Kraft Heinz Company 2022 Proxy Statement | 43

Director Compensation

Director Compensation Program
Our director compensation program includes a combination of cash compensation and an annual grant of deferred stock. For our 2021 fiscal year, our non-employee directors received:
Annual Compensation	Additional Cash Retainers

	Chair of the Board	$140,000
	Lead Director	$25,000
	Committee Chairs:
	Audit	$20,000
	Compensation	$20,000
	Governance	$10,000
	Operations and Strategy*	$20,000

If a director serves as Chair of multiple Committees, the director will only receive one additional cash retainer.
Directors do not receive meeting fees.
* The Operations and Strategy Committee was dissolved in July 2021.

Cash retainers are paid on a quarterly basis. In lieu of cash, directors may elect to:
•
defer up to 100% of their cash retainers in 25% increments into accounts that mirror certain funds in the Kraft Heinz 401(k) Plan pursuant to the Deferred Compensation Plan for Non-Management Directors, or

•
receive deferred shares annually in lieu of their cash retainer payable in arrears

Deferred stock awards are granted effective immediately following each annual meeting of stockholders. Shares of deferred stock are eligible to receive dividends that are accrued at the dividend payment date in the form of dividend equivalent units (“DEUs”). When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying deferred stock. All deferred stock awards and DEUs accrued are distributed to a director as shares of common stock six months following the date he, she, or they cease to serve on the Board.
The Compensation Committee reviews our director compensation program regularly and recommends changes, if any, to the Board for its approval. For 2021, the Board established an additional retainer fee of $25,000 for our Lead Director, in connection with the Board’s appointment of a Lead Director, effective January 1, 2021.
Mr. Patricio, who is our Chief Executive Officer, does not receive payment for his service as a director.
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Director Compensation

Stock Ownership Guidelines
Position	Stock Ownership Requirement	Compliance Period
Non-employee directors	• • • • • 5x Annual Cash Retainer	5 years from joining the Board
To strengthen alignment of directors’ interests with those of our stockholders, our stock ownership guidelines require directors that receive compensation for service as directors to hold shares of our common stock in an amount equal to five times the annual Board retainer (equivalent to $550,000). Directors have five years from their appointment to meet the stock ownership requirement. RSUs, shares of deferred stock, DEUs accrued on RSUs and shares of deferred stock, stock equivalents in savings plans or deferred compensation plans, and shares held in a trust for the benefit of immediate family members count toward satisfying this ownership requirement.
For the Stock Ownership Guidelines applicable to Mr. Patricio, who is our Chief Executive Officer, see Compensation Discussion and Analysis—Stock Ownership Guidelines beginning on page 68. For more details on the stock ownership of our directors, see Beneficial Ownership of Kraft Heinz Stock—Directors and Officers beginning on page 46.
2021 Director Compensation Table
The table below presents information regarding the compensation and stock awards that we paid or granted to our non-employee directors. Mr. Patricio, who is our Chief Executive Officer, does not receive payment for his service as a director.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Gregory E. Abel	110,042	125,005	—	235,047
Alexandre Behring	260,000	125,005	—	385,005
John T. Cahill	120,706	125,005	—	245,711
João M. Castro-Neves	130,007	125,005	—	255,012
Lori Dickerson Fouché	71,924	125,005	—	196,929
Timothy Kenesey	110,042	125,005	—	235,047
Jorge Paulo Lemann	38,420	—	—	38,420
Elio Leoni Sceti	110,042	125,005	—	235,047
Susan Mulder	110,000	125,005	—	235,005
John C. Pope	155,000	125,005	—	280,005
Alexandre Van Damme	110,042	125,005	—	235,047
George Zoghbi(3)	38,379	—	—	38,379

(1)
Includes the value of retainer fees paid in cash or deferred to equity pursuant to the Kraft Heinz Deferred Compensation Plan for Non-Management Directors. Directors do not receive meeting fees.

(2)
The amounts shown in this column represent the full grant date fair value of the deferred stock awards granted in 2021, excluding any retainer fees deferred in exchange for shares, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718 based on the closing price of Kraft Heinz shares on the grant date ($43.12 on May 6, 2021). None of our non-management directors held any outstanding option or unvested stock awards as of the last day of our 2021 fiscal year.

(3)
During our 2021 fiscal year, Mr. Zoghbi also received compensation for his role as Advisor to Kraft Heinz’s Chief Executive Officer, an employee position. For additional information, see Corporate Governance and Board Matters—Related Person Transactions—Compensation Arrangement beginning on page 29.

The Kraft Heinz Company 2022 Proxy Statement | 45

Beneficial Ownership of Kraft Heinz Stock

Directors and Officers
The following table shows the number of shares of our common stock beneficially owned as of March 7, 2022 by each current director, director nominee, and NEO of the Company, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. There were 1,224,894,142 shares of our common stock issued and outstanding as of March 7, 2022. Unless otherwise indicated, each of the named individuals has, to Kraft Heinz’s knowledge, sole voting and investment power with respect to the shares shown.
Name of Beneficial Owner	Shares Owned	Shares Acquirable within 60 Days(1)	Deferred Stock(2)	Total	Percentage of Common Stock
Current Directors
Gregory E. Abel	—	22,166	47,378	69,544	*
Alexandre Behring	0	44,333	47,348	91,681	*
John T. Cahill	148,321	633,017	30,345	811,683	*
João M. Castro-Neves	—	—	19,091	19,091	*
Lori Dickerson Fouché	—	—	2,993	2,993	*
Timothy Kenesey	—	—	12,458	12,458	*
Elio Leoni Sceti(3)	90,000	—	10,061	100,061	*
Susan Mulder	—	—	7,688	7,688	*
Miguel Patricio	1,230,077	—	—	1,230,077	*
John C. Pope	10,098	—	33,560	43,658	*
Alexandre Van Damme(4)	14,105,315	—	26,076	14,131,391	1.2
Director Nominees
Alicia Knapp	—	—	—	—	—
James Park(5)	596	—	—	596	*
Named Executive Officers (NEOs)
Miguel Patricio	see above
Paulo Basilio	8,796	176,058	—	185,034	*
Carlos Abrams-Rivera	131,608	—	—	131,608	*
Rashida La Lande	13,057	—	—	13,057	*
Rafael Oliveira	142,583	191,280	—	333,863	*
Current directors and executive officers(6) as of March 7, 2022 as a group (21 persons)	16,012,801	1,145,298	236,998	17,395,097	1.4

*
Less than 1%.

(1)
Includes shares issuable upon settlement of RSUs, including related DEUs accrued, that will vest within 60 days of March 7, 2022 and pursuant to stock options exercisable within 60 days of March 7, 2022.

(2)
Includes related DEUs accrued. For a description of our deferred stock, see Director Compensation—Director Compensation Program beginning on page 44.

(3)
Includes 90,000 shares owned directly by Elma Investments Ltd., which is wholly owned by Elma Trust. Mr. Leoni Sceti is a beneficiary of Elma Trust.

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Beneficial Ownership of Kraft Heinz Stock

(4)
Includes 14,099,315 shares owned directly by Legacy Participations S.a.r.l. (“Legacy”), a subsidiary of Societe Familiale d’Investissements S.A. (“SFI”), 7,700,000 of which are pledged to banks as collateral for loans held by SFI for the benefit of Mr. Van Damme. Mr. Van Damme is an indirect beneficial owner of equity interests in Legacy and SFI.

(5)
Includes 596 shares held in a margin account.

(6)
Pursuant to Item 403 of Regulation S-K, includes Mr. Basilio, who ceased to be an executive officer effective March 2, 2022, but who was an NEO for fiscal year 2021.

Principal Stockholders
The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of March 7, 2022.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Berkshire Hathaway(2) 3555 Farnam Street Omaha, Nebraska 68131	325,442,152	26.6%
3G Funds(3) c/o 3G Capital, Inc. 600 Third Avenue, 37th Floor New York, New York 10016	185,262,701	15.1%

(1)
Calculated based on 1,224,894,142 shares of our issued and outstanding common stock as of March 7, 2022.

(2)
Based on the Schedule 13G/A filed on February 14, 2022 by Berkshire Hathaway, reporting beneficial ownership by Warren E. Buffett, Berkshire Hathaway, and Benjamin Moore & Co. Retirement Income Plan. Benjamin Moore & Co. is a subsidiary of Berkshire Hathaway, and Mr. Buffett may be deemed to control Berkshire Hathaway. Berkshire Hathaway and Mr. Buffett share dispositive power over 325,442,152 shares. Benjamin Moore & Co. Retirement Income Plan shares voting and dispositive power over 192,666 shares. As a result of the relationships described under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 29, Berkshire Hathaway and the 3G Funds may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to hold 510,704,853 shares of Kraft Heinz common stock.

(3)
Based on the Schedule 13G/A filed on February 14, 2022 by (i) 3G Global Food Holdings LP, a Cayman Islands limited partnership, (ii) 3G Global Food Holdings GP LP, a Cayman Islands limited partnership (“3G Global Food Holdings GP”), (iii) 3G Capital Partners II LP, a Cayman Islands limited partnership (“3G Capital Partners II”), (iv) 3G Capital Partners Ltd., a Cayman Islands exempted company (“3G Capital Partners Ltd”), and (v) 3G Capital Partners LP, a Cayman Islands limited partnership (“3G Capital Partners LP” and, together with 3G Global Food Holdings, 3G Global Food Holdings GP, 3G Capital Partners II and 3G Capital Partners LP, the “3G Funds”). The 3G Funds share dispositive power over 215,859,166 shares. As a result of the relationships described under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 29, Berkshire Hathaway and the 3G Funds may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to hold 510,704,853 shares of Kraft Heinz common stock.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto filed electronically with the SEC by the Reporting Persons with respect to the fiscal year ended December 25, 2021, we believe that all filing requirements were complied with in a timely manner, with exception of one Form 4 for Mr. Abrams-Rivera reporting performance conditions met for a PSU award.
The Kraft Heinz Company 2022 Proxy Statement | 47

Proposal 2. Advisory Vote to Approve Executive Compensation

As required by Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement. We currently conduct this non-binding vote to approve executive compensation annually, and, unless the Board modifies its policy on the frequency of holding the non-binding vote to approve executive compensation, the next non-binding vote to approve executive compensation will take place at the 2023 Annual Meeting of Stockholders.
As described in detail in the Compensation Discussion and Analysis, our executive compensation programs are designed to attract, retain, and incentivize highly skilled and performance-oriented talent, including our NEOs, who are critical to our success. We believe that our compensation program effectively aligns the interests of employees and stockholders and rewards superior financial and operational performance. Please read Compensation Discussion and Analysis beginning on page 50 and Executive Compensation Tables beginning on page 70 for specific details about our executive compensation programs.
Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement. This vote on NEO compensation is advisory and therefore will not be binding on Kraft Heinz, our Compensation Committee, or our Board. However, our Board and Compensation Committee value our stockholders’ opinions and will evaluate the results of this vote.
At our 2021 Annual Meeting of Stockholders, the compensation of our NEOs was approved by approximately 84% of the votes cast. Effective in 2021, we made changes to our executive compensation program to, among other things, add a three-year relative TSR metric for PSU awards, increase the percentage of performance-based awards in the total mix of awards, and extend vesting periods to three years. For additional information on these changes, see Corporate Governance and Board Matters—Investor Engagement—2021 Executive Compensation Changes beginning on page 38. Based on this vote as well as input from and discussions with our stockholders, we believe our stockholders support our overall compensation principles, programs, and practices.
We are asking our stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that Kraft Heinz’s stockholders approve, on an advisory basis, the compensation paid to Kraft Heinz’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders, pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation Tables, and related narrative discussion.”
Recommendation
The Board recommends a vote FOR the approval of our NEO compensation as disclosed in this Proxy Statement.
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Proposal 3. Advisory Vote on the Frequency of Holding an Advisory Vote to Approve Executive Compensation

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, whether future advisory votes on the compensation of our NEOs should occur every one, two, or three years. We are required to conduct this non-binding, advisory vote on the frequency of such future advisory votes on NEO compensation at least once every six years. Our prior say-on-frequency vote occurred at our 2016 Annual Meeting of Stockholders. At that meeting, our stockholders agreed with the Board’s recommendation and voted in favor of holding advisory votes to approve executive compensation every year.
After careful consideration of the benefits and consequences of each alternative, our Board recommends that the advisory vote on the compensation of our NEOs continue to be submitted to stockholders every year. In making its recommendation, our Board considered that we make compensation decisions and review compensation policies and practices annually and determined that an annual advisory vote on executive compensation is most appropriate to provide more frequent stockholder input on our compensation philosophy, policies, and practices. In addition, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation program.
This vote is advisory, which means that the vote is not binding on us, our Board, or the Compensation Committee. While our Board and the Compensation Committee look forward to hearing from our stockholders on this proposal and will consider the outcome of the vote carefully, they may decide that it is in the best interests of our stockholders and Kraft Heinz to hold an advisory vote on executive compensation more or less frequently than the frequency approved by our stockholders.
In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation to vote for a frequency of one year for holding future advisory votes on NEO compensation. Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years, or three years, or you may abstain from voting on this proposal.
Recommendation
The Board recommends a vote for a ONE YEAR interval for the advisory vote on NEO compensation.
The Kraft Heinz Company 2022 Proxy Statement | 49

Compensation Discussion and Analysis

Compensation Discussion and Analysis Contents
50	Our NEOs
51	2021 Company Performance
51	Financial Highlights
52	Business Highlights
52	Response to COVID-19
53	Compensation Structure and Goals
53	Best Practices
53	Total Rewards Philosophy and Core Principles
54	Program Goals and Pay for Performance
55	Role of Peer Groups
56	Oversight of 2021 Compensation Decisions
57	2021 Executive Compensation Program
57	Elements and Objectives at a Glance
58	Key Changes for 2021
58	CEO Compensation
59	Base Salary
59	Annual Cash-Based Performance Bonus Plan (PBP)
64	Bonus Swap Program
65	Equity Awards
66	2021 PSU Actions
66	2017 and 2018 PSU Forfeitures
67	2019 PSU Performance Conditions Certified
67	2020 PSU Performance Conditions Certified
68	2022 Executive Compensation Changes
68	Benefits and Perquisites
68	Stock Ownership Guidelines
69	Clawback, Anti-Hedging, and Anti-Pledging Policies
69	Impact of Tax and Accounting Policies
69	Compensation Committee Report

Our NEOs
Our executive compensation program is designed to complement our strategy and values, attract and retain qualified, world-class talent to lead our business, create sustainable growth, and drive long-term value for our stockholders. This CD&A outlines our compensation philosophy and program and focuses on our NEOs for our 2021 fiscal year:

Miguel Patricio	Paulo Basilio	Carlos Abrams-Rivera	Rashida La Lande	Rafael Oliveira
Chief Executive Officer	Executive Vice President and Global Chief Financial Officer*	Executive Vice President and President, North America	Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary	Executive Vice President and President, International Markets

* In January 2022, we announced Mr. Basilio would step down as Global Chief Financial Officer. Effective March 2, 2022,
Mr. Basilio became Strategic Advisor and Andre Maciel became Executive Vice President and Global Chief Financial Officer.
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Compensation Discussion and Analysis

2021 Company Performance
Financial Highlights
Whether tackling challenges resulting from a once-in-a-century pandemic or finding creative ways to address rising inflation, in 2021, we leveraged our scale and increased our agility to succeed in an ever-shifting marketplace. For fiscal year 2021, we reported:
SALES		INCOME		CASH FLOW
NET SALES	ORGANIC NET SALES*	NET INCOME	ADJUSTED EBITDA*	NET CASH PROVIDED BY OPERATING ACTIVITIES	FREE CASH FLOW*
$26.0B	$23.7B	$1.0B	$6.4B	$5.4B	$4.5B
0.5% year- over-year decrease	1.8% year- over-year increase	183.7% year- over-year increase	4.5% year- over-year decrease	8.8% year- over-year increase	2.9% year- over-year increase
ZONE PERFORMANCE
*
Non-GAAP financial measure. These measures are not substitutes for their comparable financial measures prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should be viewed in addition to, and not as an alternative for, the GAAP results. For a more detailed discussion of our financial performance, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see pages 40 to 44 of our 2021 Annual Report and Appendix A to this Proxy Statement.

The Kraft Heinz Company 2022 Proxy Statement | 51

Compensation Discussion and Analysis

Business Highlights
We are now more than two years into our transformation and continuing to advance our strategic plan announced in September 2020. We believe our performance demonstrates the strength of our operating model, the value of our investments, and proof that our approach of combining scale and agility can yield better results. In 2021, we:
IMPROVED OUR AGILITY	Continued to execute business investments in our strategic plan Maintained strong gross margin
REJUVENATED OUR ICONIC BRANDS
Won more than 120 marketing, product, and innovation awards

Increased brand renovation projects in the United States versus 2019*

Increased our advertising spend by approximately 6.5% globally versus 2019*

OPTIMIZED PRODUCT PORTFOLIO
Announced acquisitions and investments aimed at building our global Taste Elevation platform

Closed divestitures designed to reduced exposure to private label and commodities

Continued to take actions to expand our plant-based portfolio

IMPROVED FINANCIAL FLEXIBILITY
Reduced net leverage to 2.9x as of December 25, 2021

Increased weighted average long-term debt maturity to approximately 15 years from approximately 14 years in 2020 and approximately 13 years in 2019

ADVANCED STRATEGIC TRANSFORMATION FOR THE LONG-TERM
Brought in talent to strengthen culture and fill in the gap for critical skill sets

Strengthened data-driven product innovation and data analytics capabilities with investment in Just Spices

Completed global rollout of our internal creative agency, The Kitchen

* Kraft Heinz views comparison to the 2019 period to be more meaningful than the comparable 2020 period given exceptional, COVID-19-related consumer demand changes experienced in the 2020 period.
Response to COVID-19
During 2021, we continued to face challenges as a result of the COVID-19 pandemic and government and consumer responses. In response to the emergence of COVID-19 in early 2020, we implemented additional workplace safety programs and processes in all our manufacturing facilities and provided enhanced benefits to employees, many of which have continued through 2021. In 2021, we also began a limited return to office for our global office populations with heightened in-office health and safety protocols that followed local regulations. As the circumstances and impacts of COVID-19 continue to evolve, we regularly evaluate our response to adapt and protect the health and safety of our employees, while supporting consumers and our communities.
The expertise of our leadership team, the active engagement of our Board, and the efficiency and other initiatives we began to implement under our strategy prior to the pandemic empowered us to continue to respond with agility to the shifting needs of consumers and sustained product demand. As a result, for our 2021 fiscal year, we delivered financial results that met our most recent financial outlook, provided in October 2021. We did not make any adjustments to the PBP metrics or results established under our 2021 compensation program related to the COVID-19 pandemic. For additional information, see 2021 Executive Compensation Program—Annual Cash-Based Performance Bonus Plan (PBP)—Financial Multiplier beginning on page 60.
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Compensation Discussion and Analysis

Compensation Structure and Goals
Best Practices
What We Do	What We Do NOT Do

Significant alignment between pay and performance

Base pay increases on merit and market alignment

Rigorous stock ownership requirements to align executives’ interests with stockholders

Maintain a clawback policy covering both cash and equity

Use double-trigger change in control provisions

Compensation Committee comprised of 100% independent directors

Retain independent consultant for risk assessment of executive and broad-based annual compensation programs

Proactive year-round engagement with stockholders on executive compensation

No excessive risk taking that would threaten the reputation or sustainability of Kraft Heinz

No excise tax gross ups

No guaranteed salary increases or bonuses

No single-trigger change in control provisions

No short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary

No holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary

Total Rewards Philosophy and Core Principles
Our Total Rewards philosophy is designed to provide an array of meaningful and flexible programs for our diverse workforce. Our compensation and reward programs complement our strategy and Values and enable us to attract and retain highly-skilled and performance-oriented talent. Our programs are data-driven to be market competitive and preserve our high-performance and results-oriented culture.
Our core principles are:
PAY FOR PERFORMANCE
Two-thirds of our executive compensation is at-risk and performance-based with metrics aligned to our long-term growth strategy. Kraft Heinz performance is evaluated by:

1
Our performance, including results against short- and long-term growth targets

2
Total return to our stockholders relative to our peers

ALIGN WITH STOCKHOLDER INTERESTS
Our compensation programs are designed to align our executives’ interests with those of our stockholders.

Two-thirds of our executive compensation is tied to Kraft Heinz performance.

Our stock ownership guidelines strengthen alignment of our executive officers’ interests with those of our stockholders.

The Kraft Heinz Company 2022 Proxy Statement | 53

Compensation Discussion and Analysis

DRIVE LONG-TERM PROFITABLE GROWTH
We are driven by our Values We dare to do better every day, We own it, and We champion great people.

We reward and invest in attracting and retaining talent with the highest potential to drive sustainable, long-term growth and profitability.

RECOGNIZE INDIVIDUAL PERFORMANCE
We see non-financial performance metrics, such as our ESG targets, as critical to the long-term success of our business and reflective our external responsibility as global leaders, and we believe they add value for our stockholders and other stakeholders.

Individual performance consistent with our Values and leadership skills are also taken into consideration.

We recognize and reward demonstrated skills while supporting continued development.

Program Goals and Pay for Performance
Our compensation program has been designed to accomplish the following overall goals:
We believe compensation for our executives should be tied to the success of Kraft Heinz to align executives’ interests with the long-term interests of our stockholders. Accordingly, a majority of our NEO compensation is designed to be “at risk” and dependent on achieving quantitative performance goals over both short- and long-term periods. The following charts show the compensation mix for our Chief Executive Officer (“CEO”) and other NEOs, including base salary, annual incentive compensation under the Performance Bonus Plan, and the grant date fair value of equity awards, for 2021.
(1)
Equity award values for Mr. Patricio reflect the pro-rata 2021 value of his sign-on new hire awards granted in August 2019 and annualized over the vesting period of each award (three or four years).

(2)
Equity award values for Mr. Abrams-Rivera reflect the pro-rata 2021 value of his sign-on new hire awards granted in March 2020 and annualized over four years.

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Compensation Discussion and Analysis

Role of Peer Groups
We continuously review and assess our compensation programs to create alignment with our strategies and philosophy. We believe it is important to understand the compensation programs and practices of companies with which we compete for talent, consumers, and investors. The Compensation Committee uses two peer groups of companies to benchmark executive compensation and compensation design and to assess performance relative to market practices.
SURVEY PEER GROUP
The Compensation Committee reviews compensation data from the following survey peer group of companies as a reference point in evaluating compensation for our NEOs, including our CEO, and benchmarking compensation plan designs. In addition, the Compensation Committee considers individual responsibilities and performance, leadership, years of experience, Kraft Heinz performance, and long-term growth potential.
• Archer-Daniels-Midland Company • Campbell Soup Company • Colgate-Palmolive Company • Conagra Brands, Inc. • General Mills, Inc.	• Hormel Foods Corporation • Kellogg Company • Kimberly-Clark Corporation • Mondelēz International, Inc. • PepsiCo, Inc.	• The Coca-Cola Company • The Procter & Gamble Company • Tyson Foods, Inc.
As of our most recent analysis conducted in January 2022, our percentile rank against this peer group was approximately 57% for both net sales and market capitalization.
The survey peer group was established in 2016 based on publicly traded, U.S.-based organizations in the Consumer Staples Industry (under the Global Industry Classification Standard (GICS)) with revenue of approximately half to double Kraft Heinz’s net sales projected at the time of establishment of the group. We consider the organizations in this industry to be peers in competition for talent, consumers, and investors. We routinely review the selection criteria and companies in the survey peer group. In early 2021, the Compensation Committee confirmed all companies were still meeting the original criteria for selection and did not make any changes to the survey peer group.
PERFORMANCE PEER GROUP
We established the following performance peer group in 2021 with the introduction of our TSR performance metric to compare our long-term incentive compensation to the delivery of results relative to the following peers, which we consider our performance peer group.
• Campbell Soup Company • Conagra Brands, Inc. • General Mills, Inc. • Hormel Foods Corporation	• J.M. Smucker Company • Kellogg Company • Mondelēz International, Inc. • PepsiCo, Inc.	• The Coca-Cola Company • Tyson Foods, Inc.
We selected a narrower group of peers for the performance peer group based on the use of a similar relative performance metric, in addition to the survey peer group criteria described above. We believe measuring our results relative to this performance peer group supports our pay-for-performance philosophy and aligns with stockholder interests. We will review the selection criteria and companies in the performance peer group regularly.
The Kraft Heinz Company 2022 Proxy Statement | 55

Compensation Discussion and Analysis

Oversight and 2021 Compensation Decisions
The Compensation Committee oversees our executive compensation program and plans to align them with our strategy, goals, and stockholder interests. In making 2021 compensation decisions, the Compensation Committee considered a number of factors, including:
Taking into account these factors, we took the following actions for our 2021 fiscal year:
•
reassessed annual Performance Bonus Plan (“PBP”) financial targets to help ensure a challenging, yet achievable, plan that aligns with Kraft Heinz’s and stockholders’ interests

•
aligned performance targets for 2021 performance grants with Kraft Heinz’s total rewards philosophy, long-term strategy, and operating goals

We did not make any changes to our 2021 compensation program in response to the COVID-19 pandemic.
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Compensation Discussion and Analysis

2021 Executive Compensation Program
Elements and Objectives at a Glance
The primary elements and objectives of our compensation program for our executive officers, including our NEOs, are:
		Element	Performance Metric	Description	Strategy Alignment	Target Pay
FIXED	SHORT-TERM	Base Salary	—	Ongoing base cash compensation based on the executive officer’s role and responsibilities, individual job performance, experience, and market.	Recruitment and retention Market competitive	—
VARIABLE		Performance Bonus Plan (PBP)	PBP EBITDA (100%)	Annual cash incentive with actual cash payouts linked to achievement of key annual Kraft Heinz performance targets and individual performance targets.	Drive top-tier performance Incentivize and reward performance	150-300% of annual base salary
	LONG-TERM	PSUs	Three-year relative TSR (100%)	Linked to achievement of long-term profitability goals and vest subject to continued employment and the achievement of relative TSR over a three-year performance period.
Recruitment and retention

Drive top-tier performance

Align with stockholders’ interests

Long-term value creation

Incentivize achievement of specific performance goals and long-term strategy

Drive long-term profitable growth

40% of annual award target
		RSUs	—	Vest based upon continued employment and may be awarded on an annual basis, a standalone basis for merit/retention, or under our Bonus Swap Program as Matching RSUs.	Recruitment and retention Drive top-tier performance Align with stockholders’ interests Long-term value creation	40% of annual award target
		Stock Options	We view stock options to be performance-based as their value is tied to Kraft Heinz performance and our stock price.	Generally vest in full after three years based on continued employment.	Recruitment and retention Drive top-tier performance Align with stockholders’ interests Link realized value entirely to stock appreciation Drive long-term profitable growth	20% of annual award target
The Compensation Committee reviews the elements of our compensation program for our NEOs on an annual basis and generally makes changes effective January 1. As part of its review, the Compensation Committee considers market benchmark data, peer practice, scope and responsibility of the NEO’s role, and individual performance.
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Key Changes for 2021
We believe the strong link between pay and individual and Company performance is consistent with our strategy and culture of meritocracy and an important part of Kraft Heinz’s long-term success and driving value for our stockholders. Our long-term incentive plans reflect our commitment to our compensation program objectives and provide opportunities for our employees to build greater long-term wealth that can grow as our Company grows.
In 2020, we approved changes to our compensation plan that became effective in 2021, taking into consideration market practices, alignment with our new enterprise strategy, and feedback we received through investor engagement. These changes include:
	Increased percentage of PSUs in annual and merit/retention long-term incentive awards		Enhanced vesting schedules to align with longer-term focus of long-term incentive plans
Annual Awards: Changed to 40% PSUs, 40% RSUs, and 20% Stock Options from 100% RSUs	Merit/Retention Awards: Changed to 60% PSUs and 40% RSUs from 50% PSUs and 50% RSUs	Annual Awards: Changed to 100% on third anniversary from 50% vesting on second anniversary and 50% on third anniversary	Merit/Retention Awards: Changed to 75% on third anniversary and 25% on fourth anniversary from 50% vesting on second anniversary, 25% on third anniversary, and 25% on fourth anniversary
	Added three-year performance period		Introduced relative TSR as a performance metric
Annual Awards: PSUs added in the annual award mix, with three-year performance period	Merit/Retention Awards: Changed to three-year performance period from two-year performance period	Annual Awards: PSUs added in the annual award mix, with three-year relative TSR performance metric	Merit/Retention Awards: Changed performance metric to three-year relative TSR
For additional information on these changes and our investor engagement program, see Corporate Governance and Board Matters—Investor Engagement beginning on page 37.
At our 2021 Annual Meeting of Stockholders, the compensation of our NEOs was approved by approximately 84% of the votes cast. Based on this vote as well as input from and discussions with our stockholders, we believe our stockholders support our overall compensation principles, programs, and practices and did not make any additional changes to our compensation program as a result of this vote.
CEO Compensation
There were no changes to Mr. Patricio’s compensation package from 2019. Mr. Patricio’s compensation remains heavily weighted toward performance-based elements, reflecting the Compensation Committee’s belief that the majority of Mr. Patricio’s compensation should be at risk and tied to his individual performance and Kraft Heinz’s performance. For 2021, Mr. Patricio’s base salary remained $1,000,000 and his bonus target award opportunity remained at 300% of his base salary.
In light of Mr. Patricio’s personal commitment and as an additional material inducement to his agreement to be employed by Kraft Heinz, in August 2019, Mr. Patricio received three one-time equity compensation awards. For additional information regarding Mr. Patricio’s personal commitment and these awards, see the Compensation Discussion and
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Analysis section of our 2019 proxy statement. Mr. Patricio is not eligible to receive additional equity awards until 2023, other than matching RSUs that may be granted to Mr. Patricio through his participation in our Bonus Swap Program. For additional information regarding our Bonus Swap Program, see below under Bonus Swap Program beginning on page 64.
Base Salary
Base salary is the principal “fixed” element of our executive compensation. The Compensation Committee believes that it is important that each NEO receives a market-competitive base salary that provides an appropriate balance between fixed and “at risk” compensation. The initial base salary of each NEO is established in connection with their hiring. While we do not formally benchmark compensation or target compensation levels at any particular percentile, in establishing base salaries, we review and consider market-based survey data for informational purposes.
The Compensation Committee has sole responsibility for the review of Mr. Patricio’s compensation. Mr. Patricio has primary responsibility for the review of the compensation of his direct reports, including the other NEOs, and provides salary recommendations to the Compensation Committee.
The annualized base salary for each NEO as of December 25, 2021 was:
NEO	Base Salary ($)
Mr. Patricio	1,000,000
Mr. Basilio	750,000
Mr. Abrams-Rivera	800,000
Ms. La Lande	650,000
Mr. Oliveira	790,411(a)

(a)
Mr. Oliveira is paid in British pounds (£). The amount shown is calculated using an exchange rate of  $1 to £0.73, which is the 12-month average exchange rate for the 2021 calendar year rounded to the nearest £0.01.

We believe that the base salary review process serves our pay-for-performance philosophy, because base pay increases are merit-based and dependent on the NEO’s success and achievement in their role or for market parity. In addition, each NEO’s target annual incentive award opportunity is based on a percentage of their base salary. Therefore, as NEOs earn merit-based salary increases, their annual incentive award opportunities increase proportionately. For additional information regarding target annual incentive award opportunities, see below under Annual Cash-Based Performance Bonus Plan—Target Award Opportunity on page 60.
Annual Cash-Based Performance Bonus Plan (PBP)
The PBP is designed to motivate and reward employees who contribute positively toward our near-term business strategy and achieve their annual individual performance objectives. The formula for determining a PBP participant’s annual bonus payout is:
BASE SALARY
For purposes of PBP payout, we calculate base salary by averaging an employee’s annual salary as of the 15th day of each month. For any new hires or changes in salary during the fiscal year, we prorate the base salary amount based
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upon the duration of the individual’s service or timing of changes. For additional information regarding our NEOs’ base salaries, see above under Base Salary beginning on page 59.
TARGET AWARD OPPORTUNITY
We establish a target award opportunity for each NEO prior to the beginning of each year, or upon their hire or establishment of increased responsibilities or changes in role, set as a percentage of the NEO’s annual base salary. For 2021, the target award opportunity for each of our NEOs was:
NEO	Target Award Opportunity
Mr. Patricio	300%
Mr. Basilio	250%
Mr. Abrams-Rivera	200%
Ms. La Lande	150%
Mr. Oliveira	225%
FINANCIAL MULTIPLIER
The financial multiplier is a percentage multiplier based upon achievement of the threshold, target, or maximum level of the applicable global, zone, or business unit financial performance metric for each executive, including our NEOs. For our 2021 fiscal year, the Compensation Committee chose a single metric, PBP EBITDA, for our global financial performance as well as each zone and business unit. In establishing our 2021 Annual Operating Plan (“AOP”), the Compensation Committee considered uncertainties relating to the COVID-19 pandemic and potential positive and negative impacts on our industry and business. At that time, the Committee established threshold, target, and maximum achievement levels that accounted for variations in consumption year over year in the United States, Canada, and United Kingdom related to the COVID-19 pandemic. Once established, we did not make any adjustments to the PBP metrics or results related to the COVID-19 pandemic.
We believe that PBP EBITDA reflects key aspects of our performance, including revenue growth, expense control, and efficient use of capital, while maintaining simplicity in the design and execution of our annual cash-based performance bonus plan. The Compensation Committee believes PBP EBITDA appropriately reflects our focus on successful management of our core operations—growing our business and driving sustained increases in profit—in turn, aligning the interests of our NEOs with those of our stockholders. PBP EBITDA is defined below under Financial Measure on page 61.
Global Performance: Patricio, Basilio, La Lande
For employees evaluated based upon our global performance, which includes Mr. Patricio, Mr. Basilio, and Ms. La Lande, the 2021 financial multiplier was calculated based upon our global PBP EBITDA.
	Global PBP EBITDA ($ millions)	Financial Multiplier (%)
Threshold	5,904	50
Target	6,300	100
Maximum	6,579	120
Achieved	6,277	94
Based on performance achieved against targets, the Compensation Committee approved a financial multiplier with respect to global performance of 94% for 2021.
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U.S. Zone Performance: Abrams-Rivera
For employees evaluated based upon our U.S. Zone performance, which includes Mr. Abrams-Rivera, the total 2021 financial multiplier was calculated based upon a weighted average of 30% of the global PBP EBITDA financial multiplier (as provided above) and 70% of the U.S. Zone PBP EBITDA financial multiplier.
	U.S. Zone PBP EBITDA ($ millions)	Financial Multiplier (%)
Threshold	4,868	50
Target	5,156	100
Maximum	5,349	120
Achieved	5,157	100
Based on performance achieved against targets, the Compensation Committee approved a financial multiplier with respect to U.S. Zone performance of 100% for 2021, for a total weighted average financial multiplier of 98%.
International Zone Performance: Oliveira
For employees evaluated based upon our International Zone performance, which includes Mr. Oliveira, the total 2021 financial multiplier was calculated based upon a weighted average of 30% of the global PBP EBITDA financial multiplier (as provided above) and 70% of the International Zone PBP EBITDA financial multiplier.
	International Zone PBP EBITDA (in $ millions)	Financial Multiplier (%)
Threshold	938	50
Target	1,018	100
Maximum	1,068	120
Achieved	1,002	95*

*
Actual Achievement was 90%. The Compensation Committee approved an adjusted financial multiplier of 95%, taking into consideration non-recurring severance expenses related to restructuring and a non-recurring gain from an asset sale, both of which impacted PBP EBITDA.

Based on performance achieved against targets, the Compensation Committee approved a financial multiplier with respect to International Zone performance of 95% for 2021, for a total weighted average financial multiplier of 95%.
FINANCIAL MEASURE
PBP EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, we exclude, when they occur, foreign currency fluctuations maintaining the rates established in our AOP, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, equity award compensation expense (excluding restructuring activities), higher or lower incentive compensation compared with what we established in our AOP, the impacts of divestiture-related license income (e.g., income related to the sale of licenses in connection with the sale of certain assets in our global cheese business), certain non-ordinary course legal and regulatory matters, and, due to the highly inflationary environment, the impacts of our Venezuelan subsidiary. We also adjust the threshold, target, and maximum metrics to incorporate the impact of divestitures, including, in 2021, the sale of certain assets in our global nuts business and global cheese businesses.
INDIVIDUAL PERFORMANCE SCORE
The foundation of each employee’s individual performance score is our Management by Objectives (“MBO”) process. At the beginning of each year, the Compensation Committee establishes a series of performance goals, or MBOs, that are based upon our corporate strategy, which are then cascaded throughout the organization. First, the Compensation
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Committee establishes MBOs for our CEO. Then, in consultation with the Compensation Committee, the CEO establishes corresponding MBOs for each of his direct reports, including the NEOs, which are further cascaded down throughout the organization. This cascading process enables us to drive initiatives by aligning individual employee goals throughout the organization.
Each NEO has an MBO comprised of multiple goals or objectives. For each goal, there are one or more Key Performance Indicators (“KPIs”), which are the quantitative or qualitative metrics used to track achievement of the goal.
For 2021, the MBO goals for each of the NEOs and the overall performance ascribed by the Compensation Committee for each NEO based on their performance were:
NEO	MBO Goals	Evaluation Criteria	Weight (%)	Individual Performance Score
Mr. Patricio	• Deliver Kraft Heinz Financial Results	o Achievement in global Organic Net Sales	30	102%
		o Achievement in global cash conversion	20
	• Deliver New Projects to Improve the Business	o Progress on U.S. digital revolution	15
		o Progress on global portfolio transformation	10
		o Progress on global ESG goals	10
	• Attract and Retain Kraft Heinz Talent	o Improvement in global engagement score and reduction in global turnover	15
Mr. Basilio	• Deliver Kraft Heinz Financial Results	o Achievement in global cash conversion	20	90%
		o Achievement in global adjusted net income	20
	• Increase Kraft Heinz’s Financial Efficiency	o Progress on portfolio and capital structure objectives	20
		o Progress on finance transformation	15
		o Achievement of compliance and internal controls objectives	10
	• Attract and Retain Kraft Heinz Talent	o Improvement in global finance engagement score and reduction in global finance turnover	15
Mr. Abrams-Rivera	• Deliver Kraft Heinz U.S. Financial Results	o Achievement in U.S. zone Organic Net Sales	20	84%
		o Achievement in U.S. zone cash conversion	15
		o Achievement on service levels in on-time, in-full performance	10
	• Deliver New Projects to Improve the Business	o Progress on U.S. digital revolution	20
		o Progress on U.S. portfolio transformation	20
	• Attract and Retain Kraft Heinz Talent	o Improvement in U.S. zone engagement score and reduction in U.S. zone turnover	15
Ms. La Lande	• Deliver Effective and Efficient Legal Services	o Success on key legal matters	20	95%
		o Achievement of special projects targets	20
		o Achievement of zero-based budget targets	10
	• Protect and Promote the Company and its Brands	o Progress on ESG and The Kraft Heinz Foundation goals	20
		o Achievement of ethics and compliance targets	20
	• Attract and Retain Kraft Heinz Talent	o Improvement in global legal engagement score and reduction in global legal turnover	10
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NEO	MBO Goals	Evaluation Criteria	Weight (%)	Individual Performance Score
Mr. Oliveira	• Deliver Kraft Heinz International Financial Results	o Achievement in International zone Organic Net Sales o Progress on annual operating plan for key emerging market countries o Progress on portfolio transformation o Achievement in market share value	25 25 15 10	94%
	• Deliver New Projects to Improve the Business	o Progress on ESG goals	10
	• Attract and Retain Kraft Heinz Talent	o Improvement in International zone engagement score and reduction in International zone turnover	15
PBP PAYOUT EARNED
To align the PBP payouts earned by the other NEOs (not including the CEO) with our compensation program goals as set forth above, upon recommendation of the CEO, the Compensation Committee may approve a one-time increase or decrease of up to 20% of the NEO’s PBP payout earned, taking into account special circumstances or performance in the applicable year.
In our 2021 fiscal year, the Compensation Committee approved the following PBP payouts earned for each of our NEOs:
Name	Base Salary for PBP Calculation ($)	Target Award Opportunity (%)	Financial Multiplier (%)	Individual Performance Score (%)	PBP Payout Earned ($)
Mr. Patricio	1,000,000	300	94	102	2,875,193
Mr. Basilio	750,000	250	94	90	1,582,917
Mr. Abrams-Rivera	800,000	200	98	84	1,312,407
Ms. La Lande	650,000	150	94	95	1,041,920(a)
Mr. Oliveira(b)	780,100	225	95	94	1,742,725(c)

(a)
The Compensation Committee approved a one-time increase of 20% to Ms. La Lande’s PBP payout earned to reward her for her efforts related to significant legal matters.

(b)
Mr. Oliveira’s base salary and cash bonus are paid in British pounds (£). The figures in this table reflect the U.S. dollar equivalent of the base salary and PBP payout earned for Mr. Oliveira at the time PBP payout amounts are approved by the Compensation Committee in January 2022.

(c)
The Compensation Committee approved a one-time increase of 10% to Mr. Oliveira’s PBP payout earned to reward him for his efforts related to evolution of the people engagement strategy and improvement in engagement survey results in the International zone.

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Compensation Discussion and Analysis

Bonus Swap Program
As part of our commitment to fostering an ownership mentality and driving long-term wealth creation for our employees, and to align employees’ interests with stockholders’ interests and drive stockholder value, we offer certain employees, including our NEOs, the opportunity to participate in a voluntary annual bonus swap program (the “Bonus Swap Program”). Under the Bonus Swap Program, eligible employees can elect to invest a portion of their annual PBP payout earned in shares of our common stock (“Investment Shares”) and leverage that investment through the issuance of matching grants of RSUs (“Matching RSUs”). Matching RSUs vest in full three years from the grant date, subject to the employee’s continued employment with Kraft Heinz and the retention of the Investment Shares as described below.
To participate in the Bonus Swap Program, eligible employees can elect to invest 35% of their calculated net bonus, which is the employee’s PBP payout earned less an amount based on a normalized tax rate (based on country of residence), to purchase Investment Shares. In 2021, Mr. Patricio could elect a swap election percentage of 25% or 50%. Mr. Patricio’s investment options are grandfathered to historic investment levels to maintain the 50% investment option for him as our CEO. Mr. Patricio’s participation in the Bonus Swap Program increases his total investment in Kraft Heinz and reinforces Kraft Heinz’s compensation program objectives and philosophy, further aligning Mr. Patricio’s interests with those of our stockholders and driving long-term growth.
The number of Investment Shares purchased is calculated as the product of the participant’s calculated net bonus and the participant’s bonus swap election percentage, divided by the closing price of our stock on the bonus swap effective date:
The number of Matching RSUs a participant receives is calculated as the product of the participant’s PBP payout earned, the participant’s bonus swap election percentage, and a multiplier that is associated with the participant’s level in the organization, divided by the closing price of our stock on the bonus swap effective date:
Matching RSUs are eligible to receive dividends that are accrued at the dividend payment date in the form of DEUs. When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying Matching RSUs.
If a participant sells or otherwise transfers Investment Shares before the related Matching RSUs are vested, he, she, or they will immediately forfeit:
•
if 50% or less of the Investment Shares are sold or transferred, an amount of Matching RSUs and accrued DEUs equal to two times the percentage of Investment Shares sold or transferred

•
if more than 50% of the Investment Shares are sold or transferred, 100% of the Matching RSUs and accrued DEUs

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In 2021, our eligible NEOs participated in the Bonus Swap Program as follows, based on 2020 PBP payouts earned:
Name	Investment Amount ($)	Investment Shares (#)	Matching RSUs (#)
Mr. Patricio	1,123,200	30,284	100,943
Mr. Abrams-Rivera	454,793	12,262	40,872
Mr. Oliveira	426,631	11,503	41,827
The Compensation Committee believes that the Bonus Swap Program as a whole, and the forfeitability of the Matching RSUs in particular, strongly motivates eligible employees to hold Kraft Heinz common stock for the long-term, further emphasizing a long-term view in creating stockholder value and aligning the interests of employees with those of our stockholders.
Equity Awards
ANNUAL AWARDS
In March 2021, in order to further retain and motivate top talent and align the interests of management with those of our stockholders, we issued PSUs, RSUs, and stock options to employees at the Director level and above, including all of our NEOs except Mr. Patricio. The Compensation Committee believes that PSUs, RSUs, and stock options provide a significant retention incentive because the underlying value of the award is tied to our stock price and the performance of the Company, which also incentivizes long-term performance and provides additional alignment between the NEOs’ interests and those of our stockholders.
The PSUs, RSUs, and stock options will vest 100% on the third anniversary of the grant date. The number of PSUs that will vest will be based on achievement of a relative TSR target over a performance period from January 1, 2021 through December 31, 2023 and ranges from 0% to 150% of the target award. RSUs are eligible to receive dividends that are accrued at the dividend payment date in the form of DEUs. When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying RSUs.
Name	Annual PSU Award Target ($)	Annual RSU Award Target ($)	Annual Stock Option Award Target ($)	Total Annual Award Target ($)
Mr. Patricio	—	—	—	—
Mr. Basilio	375,000	375,000	187,500	937,500
Mr. Abrams-Rivera	400,000	400,000	200,000	1,000,000
Ms. La Lande	260,000	260,000	130,000	650,000
Mr. Oliveira	381,300	381,300	190,700	953,300
Additional information about the annual PSUs, RSUs, and stock option awards is provided in Executive Compensation Tables—Grants of Plan-Based Awards on page 71 and Executive Compensation Tables—Outstanding Equity Awards at Fiscal Year End beginning on page 73.
MERIT/RETENTION AWARDS
We may grant certain equity awards to employees to reward individual performance, promote retention, and further align the employee’s interests with those of stockholders. These awards are given to employees who have shown the highest level of performance and potential for growth, proven delivery of results, and act as owners. In March 2021, we issued PSUs and RSUs to a limited number of employees deemed key to achievement of our long-term goals, including all of our NEOs except Mr. Patricio, in order to place a significant portion of their compensation at risk if performance goals are not achieved.
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The PSUs and RSUs will vest 75% on the third anniversary of the grant date and 25% on the fourth anniversary of the grant date. The number of PSUs that will vest will be based on achievement of a relative TSR target over a performance period from January 1, 2021 through December 31, 2023. RSUs are eligible to receive dividends that are accrued at the dividend payment date in the form of DEUs. When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying RSUs.
Name	Merit/Retention PSU Award Target ($)	Merit/Retention RSU Award Target ($)	Total Merit/Retention Award Target ($)
Mr. Patricio	—	—
Mr. Basilio	900,000	600,000	1,500,000
Mr. Abrams-Rivera	1,500,000	1,000,000	2,500,000
Ms. La Lande	600,000	400,000	1,000,000
Mr. Oliveira	600,000	400,000	1,000,000
Additional information about the merit/retention PSUs and RSUs is provided in Executive Compensation Tables—Grants of Plan-Based Awards on page 71 and Executive Compensation Tables—Outstanding Equity Awards at Fiscal Year End beginning on page 73.
2021 PSU Actions
2017 and 2018 PSU Forfeitures
In December 2021, the performance period for the PSUs granted on March 1, 2017 (the “2017 PSUs”) and March 1, 2018 (the “2018 PSUs”) ended without the established performance thresholds having been met. As a result, all PSUs granted under these awards were forfeited.
In January 2017, the Compensation Committee established fiscal year 2019 PBP EBITDA as the performance indicator for the 2017 PSU awards. In March 2018, the Committee amended the 2017 PSU awards to extend the performance period and provide for partial payout of the PSU awards for threshold PBP EBITDA growth achievement in fiscal years 2020 or 2021. For threshold achievement in fiscal year 2020, the PSU awards would pay out with a 35% penalty to the original grant amount; for threshold achievement in fiscal year 2021, the PSU awards would pay out with a 40% penalty to the original grant amount. Because achievement was below threshold, all PSU awards were forfeited.
In January 2018, the Compensation Committee established fiscal year 2020 PBP EBITDA as the performance indicator for the 2018 PSU awards. In addition, in the event the threshold was not met by the end of the 2020 performance period, the awards provided for the target and threshold to roll over to fiscal year 2021. For threshold achievement in fiscal year 2021, the PSU awards would pay out with a 20% penalty to the original grant amount. Because achievement was below threshold, all PSU awards were forfeited.
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2019 PSU Performance Conditions Certified
The performance periods for the PSUs granted on August 16, 2019 and, for Mr. Abrams-Rivera, on March 2, 2020 (the “2019 PSUs”) ended with achievement as follows:
Portion of Award	Performance Period	Performance Indicator	Target	Actual	Achievement Score
					By Indicator	Total
50%	July 2019 to June 2020	65% PBP EBITDA	$5.700 billion	$6.242 billion	100.0%	100%
		35% cash conversion	70%	88%	100.0%
50%	July 2020 to June 2021	65% PBP EBITDA	$5.700 billion	$6.664 billion	100.0%	100%
		35% cash conversion	70%	79%	100.0%
In December 2019, the Compensation Committee established performance indicators of 65% PBP EBITDA and 35% cash conversion. The performance indicators were based 50% each on performance periods of (i) July 2019 to June 2020 and (ii) July 2020 to June 2021.
In August 2021, the Compensation Committee certified that the performance conditions of the 2019 PSUs had been met for both performance periods. The 2019 PSUs vested 50% on August 16, 2021 for executive officers other than Mr. Abrams-Rivera and 50% on March 2, 2022 for Mr. Abrams-Rivera. The unvested units under the 2019 PSUs will vest 50% on August 16, 2022 and 50% on August 16, 2023, except for Mr. Abrams-Rivera, whose unvested units will vest 50% on March 2, 2023 and 50% on March 2, 2024, subject to continued service through the applicable dates.
2020 PSU Performance Conditions Certified
The first performance period for the PSUs granted on June 1, 2020 (the “2020 PSUs”) ended with achievement of 92.1% as follows:
Portion of Award	Performance Period	Performance Indicator	Target	Actual	Achievement Score
					By Indicator	Total
50%	Fiscal year ended December 25, 2021	80% PBP EBITDA	$6.335 billion	$6.277 billion	90.1%	92.1%
	Two fiscal years ended December 25, 2021	20% cash conversion	70%	83%	100.0%
In December 2020, the Compensation Committee established a performance indicator of 80% PBP EBITDA and 20% cash conversion for a performance period of the fiscal year ended December 25, 2021 for 50% of the 2020 PSUs. The Committee established a second performance period for the 2020 PSUs of July 2021 to June 2022.
As described above, in setting our 2021 AOP, the Committee established threshold, target, and maximum achievement levels that accounted for variations in consumption year over year in the United States, Canada, and United Kingdom related to the COVID-19 pandemic. Based upon consumption levels in our 2021 fiscal year, for the first performance period under the 2020 PSUs, the PBP EBITDA target was $6.335 billion.
In March 2022, the Compensation Committee certified that the amended performance conditions of the 2020 PSUs had been met at 92.1% for the first performance period. The 2020 PSUs vest 50% on June 1, 2022, 25% on June 1, 2023, and 25% on June 1, 2024, subject to continued service through the applicable dates.
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2022 Executive Compensation Changes
In connection with the Compensation Committee’s annual compensation review process, in December 2021, the Committee approved an increase in Ms. La Lande’s annual base salary from $650,000 to $700,000 and Mr. Abrams-Rivera’s PBP target award opportunity from 200% to 225%, each effective December 27, 2021, the first business day of our 2022 fiscal year.
In making its decision to increase Ms. La Lande’s base salary, the Compensation Committee assessed Ms. La Lande’s performance, duties as Executive Vice President, Global General Counsel, Chief Sustainability and Corporate Affairs Officer, and Corporate Secretary and considered related market data provided by management. In making its decision to increase Mr. Abrams-Rivera’s PBP target award opportunity, the Compensation Committee assessed Mr. Abrams-Rivera’s performance, increase in duties as Executive Vice President and President, North America and considered related market data provided by management. No other compensation changes for our NEOs have been made for 2022.
Benefits and Perquisites
In addition to base salary, our PBP, and long-term incentive equity grants, we provide certain executive benefit programs to our NEOs, including retirement plan contributions, health and welfare insurance benefits, and certain other limited perquisite benefits.
We maintain defined contribution retirement plans to allow employees to save for retirement in a tax-efficient manner. Our eligibility guidelines and contribution levels are the same for all employees, including the NEOs. For 2021, none of our NEOs participated in any defined benefit pension plans, non-qualified deferred compensation plans, or supplemental retirement or executive savings plans.
We also provide health and welfare insurance benefits to employees, including our NEOs, which include life, disability, and health insurance benefit plans. The eligibility guidelines and rates for these plans, and our contribution levels, do not favor our NEOs or other members of senior management over our other employees.
From time to time, we provide limited perquisite benefits, which include, for example, limited tax advisory services, immigration benefits, and reimbursement of certain housing and relocation expenses for business reasons.
For additional information regarding perquisite benefits for our NEOs, see Executive Compensation Tables—Summary Compensation Table on page 70.
Stock Ownership Guidelines
To strengthen alignment of our NEOs’ interests with those of our stockholders, our stock ownership guidelines require our NEOs to hold shares of our common stock in an amount equal to a specified multiple of the NEO’s annual base salary, as follows:
Role	Minimum Ownership		Compliance Period
CEO	• • • • •	5x Base Salary	5 years from appointment to a position subject to the guidelines
Other NEOs	• • •	3x Base Salary
NEOs have five years from the date of their appointment to a position subject to the guidelines to meet the stock ownership requirement. All of our current NEOs have met their ownership requirements. RSUs, DEUs accrued on RSUs (including Matching RSUs), stock equivalents in savings plans or deferred compensation plans, and shares held
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Compensation Discussion and Analysis

in a trust for the benefit of immediate family members count toward count toward satisfying this ownership requirement. For more details on the stock ownership of our NEOs, see Beneficial Ownership of Kraft Heinz Stock—Directors and Officers beginning on page 46.
Clawback, Anti-Hedging, and Anti-Pledging Policies
We maintain a clawback policy that applies to our employees (including our NEOs and other executive officers). Under the policy, in certain circumstances, including misconduct, stock options, PSUs, RSUs (including Matching RSUs), payments under the PBP and similar short-term incentive bonus plans, and any proceeds or other benefits an NEO may receive may, at the discretion of the Compensation Committee, be subject to forfeiture and/or repayment to us to the extent required to comply with any requirements imposed under applicable laws or rules. Further, if an NEO receives any amount in excess of what he, she, or they should have received under the terms of any award for any reason (including without limitation by reason of a financial restatement, mistake in calculations, or administrative error), all as determined by the Compensation Committee, then such NEO may be required to promptly repay any such excess amount to us, at the discretion of the Compensation Committee.
Our Insider Trading Policy also limits the timing and types of transactions in Kraft Heinz securities by our employees (including our NEOs and other executive officers). Among other restrictions, the policy prohibits holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary. In addition, the policy prohibits short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities, or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary.
Impact of Tax and Accounting Policies
When determining total direct compensation packages, the Compensation Committee considers all factors that may have an impact on our financial performance, including tax and accounting rules and regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”). Following the enactment of the Tax Cuts and Jobs Act of 2017 in December 2017, Section 162(m) of the Tax Code generally limits our ability to deduct compensation paid to “covered employees” (as defined in the Tax Code) to the extent such compensation exceeds $1 million to such employee in any fiscal year.
Compensation Committee Report
The Compensation Committee oversees our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in our Annual Report on Form 10-K for the year ended December 25, 2021, which was filed with the SEC on February 17, 2022.
COMPENSATION COMMITTEE
João M. Castro-Neves, Chair
Alexandre Behring
Timothy Kenesey
Elio Leoni Sceti
John C. Pope
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Executive Compensation Tables

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total Compensation ($)
Miguel Patricio Chief Executive Officer	2021	1,000,000	—	3,743,976	—	2,875,193	—	986,430	8,605,599
	2020	1,000,000	—	360,783	—	3,744,000	—	1,035,348	6,140,131
	2019	500,000	1,000,000	40,746,195	—	360,807	—	690,478	43,297,480
Paulo Basilio Executive Vice President and Global Chief Financial Officer *Strategic Advisor as of March 2, 2022	2021	750,000	—	2,778,450	33,673	1,582,917	—	583,944	5,728,984
	2020	750,000	750,000	2,107,510	—	2,165,625	—	622,817	6,395,952
	2019	750,000	—	13,556,182	—	780,000	—	283,212	15,369,394
Carlos Abrams-Rivera Executive Vice President and President, North America	2021	800,000	—	5,600,717	35,917	1,312,407	—	616,217	8,365,258
	2020	723,077	1,000,000	10,326,872	382,151	2,165,680	—	427,331	15,025,111
Rashida La Lande Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary	2021	650,000	—	1,876,533	23,343	1,041,920	—	396,782	3,988,578
	2020	650,000	650,000	2,612,592	—	1,146,600	—	444,630	5,503,822
	2019	650,000	—	5,907,815	—	590,000	—	233,925	7,381,740
Rafael Oliveira Executive Vice President and President, International Markets(4)	2021	790,411	—	3,722,360	34,239	1,742,725	—	665,752	6,955,487
	2020	734,572	587,516	3,473,873	—	1,989,892	—	556,372	7,342,225
	2019	611,467	—	9,836,855	—	389,401	—	251,917	11,089,640

(1)
The amounts shown in this column include the aggregate grant date fair value, computed in accordance with ASC Topic 718, of  Matching RSUs, PSUs, RSUs, and stock options. For a discussion of the assumptions made in the valuation of these awards, see Note 11, Employees’ Stock Incentive Plans, of the Notes to Consolidated Financial Statements in Item 8 to our Annual Report on Form 10-K for the year ended December 25, 2021. For a discussion of the terms applicable to the Matching RSUs, PSUs, and RSUs as well as vesting, forfeiture, and other terms, see Compensation Discussion and Analysis—2021 Executive Compensation Program beginning on page 57.

(2)
The 2021 amounts shown in this column reflect compensation earned for 2021 performance under our PBP. The bonuses were paid to each NEO after the end of 2021 in cash or shares of stock pursuant to our Bonus Swap program.

(3)
The following table sets forth a detailed breakdown of the items which compromise “All Other Compensation” for 2021:

Name	Matching Contribution to Kraft Heinz 401(k) ($)	DEUs Accrued on All Dividend Eligible RSUs ($)	Basic Life Insurance Coverage ($)	Housing Stipend and Expenses ($)	Commuting Expenses ($)	Tax Support and Payments ($)	Total ($)
Mr. Patricio	20,300	964,714	1,416	—	—	—	986,430
Mr. Basilio	20,300	562,582	1,062	—	—	—	583,944
Mr. Abrams-Rivera	16,536	511,660	1,133	77,993(a)	8,895	—	616,217
Ms. La Lande	4,000	282,791	920	109,071(b)	—		396,782
Mr. Oliveira	55,329(c)	558,385	14,016	—	—	38,022	665,752

(a)
Reflects taxable reimbursement of costs associated with a housing stipend.

(b)
Reflects taxable reimbursement of costs associated with a household goods move ($6,450) and a housing stipend ($102,621).

(c)
Reflects a matching contribution to the U.K. contribution scheme, paid in British pounds (£).

(4)
Mr. Oliveira’s base salary, bonus, contributions to the U.K. contribution scheme, and life insurance coverage are paid in British pounds (£). The amounts shown are calculated using an exchange rate of $1 to £0.73, which is the 12-month average exchange rate for the 2021 calendar year rounded to the nearest £0.01.

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Executive Compensation Tables

Grants of Plan-Based Awards
The following table sets forth information regarding the grant of plan-based awards for each of the NEOs in our 2021 fiscal year.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Mr. Patricio		PBP(1)	105,000	3,000,000	4,140,000
	3/1/2021	Matching RSUs							100,943			3,743,976
Mr. Basilio		PBP(1)	65,625	1,875,000	2,587,500
	3/1/2021	PSUs(4) (annual)				5,056	10,111	15,167				356,615
	3/1/2021	PSUs(4) (merit/ retention)				12,133	24,266	36,399				845,670
	3/1/2021	Options (annual)								5,056	37.09	33,673
	3/1/2021	RSUs (annual)							10,111			375,017
	3/1/2021	RSUs (merit/ retention)							16,177			600,005
Mr. Abrams-Rivera		PBP(2)	16,800	1,600,000	2,208,000
	3/1/2021	Matching RSUs							40,872			1,515,942
	3/1/2021	PSUs(4) (annual)				5,393	10,785	16,178				380,387
	3/1/2021	PSUs(4) (merit/ retention)				20,222	40,443	60,665				1,409,439
	3/1/2021	Options (annual)								5,393	37.09	35,917
	3/1/2021	RSUs (annual)							10,785			400,016
	3/1/2021	RSUs (merit/ retention)							26,962			1,000,021
Ms. La Lande		PBP(1)	73,125	975,000	1,345,500
	3/1/2021	PSUs (4) (annual)				3,505	7,010	10,515				247,243
	3/1/2021	PSUs(4) (merit/ retention)				8,089	16,177	24,266				563,768
	3/1/2021	Options (annual)								3,505	37.09	23,343
	3/1/2021	RSUs (annual)							7,010			260,001
	3/1/2021	RSUs (merit/ retention)							10,785			400,016
Mr. Oliveira		PBP(3)	18,673	1,778,425	2,454,226
	3/1/2021	Matching RSUs							41,827			1,551,363
	3/1/2021	PSUs(4) (annual)				5,141	10,282	15,423				362,646
	3/1/2021	PSUs(4) (merit/ retention)				8,089	16,177	24,266				563,768
	3/1/2021	Options (annual)								5,141	37.09	34,239
	3/1/2021	RSUs (annual)							10,282			381,359
	3/1/2021	RSUs (merit/ retention)							10,785			400,016
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(1)
Payments are based on achievement of individual and financial performance goals. For Mr. Patricio, Mr. Basilio, and Ms. La Lande, the financial multiplier was calculated based upon Global PBP EBITDA, which has a Threshold payout level of 50%, and Maximum payout level of 120%. Threshold amounts also reflect a minimum individual performance score of 7%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 115%. Annual incentive award payments were made in cash to each NEO after the end of 2021 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table on page 70.

(2)
Payment is based on achievement of individual and financial performance goals and will receive a weighted average on financial performance of 70% of the U.S. Zone metrics plus 30% of the global metrics as described above. For Mr. Abrams-Rivera, the U.S. Zone PBP financial performance goal is based on U.S. Zone PBP EBITDA, which has a Threshold payout level of 50% and Maximum payout level of 120%. Threshold amounts reflect a minimum financial multiplier of 15% and minimum individual performance score of 7%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 115%. Annual incentive award payments were made in cash to each NEO after the end of 2021 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table on page 70.

(3)
Payment is based on achievement of individual and financial performance goals and will receive a weighted average on financial performance of 70% of the International Zone metrics plus 30% of the global metrics as described above. For Mr. Oliveira, the International Zone PBP financial performance goal is based on International Zone PBP EBITDA, which has a Threshold payout level of 50% and Maximum payout level of 120%. Threshold amounts reflect a minimum financial multiplier of 15% and minimum individual performance score of 7%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 115%. Annual incentive award payments were made in cash to each NEO after the end of 2021 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table on page 70.

(4)
Granted under the 2020 Omnibus Incentive Plan. The performance metric was approved by the Compensation Committee on January 20, 2021. The Target number of shares shown in the table reflects the number of shares of common stock that will be earned if each of the performance metrics are achieved at target levels by December 31, 2023. Actual shares awarded will vest 100% on the third anniversary of the grant date. The performance target is three-year average TSR performance relative to the performance peer group. Dividends are not earned on the PSUs.

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Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year End
The following table sets forth each NEO’s outstanding equity awards as of the end of our 2021 fiscal year.
			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mr. Patricio	3/1/2021	Matching RSUs					105,258(2)	3,710,345
	3/2/2020	Matching RSUs					15,235(2)	537,034
	8/16/2019	PSUs					333,564(3)	11,758,131
	8/16/2019	PSUs							200,000(4)	7,050,000
	8/16/2019	RSUs					333,564(5)	11,758,131
Mr. Basilio	3/1/2021	PSUs							10,111(6)	356,413
	3/1/2021	PSUs							24,266(7)	855,377
	3/1/2021	RSUs					10,543(8)	371,641
	3/1/2021	RSUs					16,868(9)	594,597
	3/1/2021	Stock Options		5,056(10)	37.09	3/1/2031
	6/1/2020	RSUs					32,952(11)	1,161,558
	3/2/2020	Matching RSUs					49,408(2)	1,741,632
	8/16/2019	PSUs					118,964(3)	4,161,756
	8/16/2019	RSUs					20,846(12)	734,822
	8/16/2019	RSUs					133,432(5)	4,703,161
	3/1/2018	RSUs					74,700(13)	2,633,175
	3/1/2017	Matching RSUs					20,452(2)	720,933
	8/20/2015	Stock Options	134,681		74.25	8/20/2025
	2/12/2015	Matching Options	41,377(14)		30.46	2/12/2025
	2/14/2014	Matching Options	38,257(14)		22.56	2/14/2024
	10/16/2013	Stock Options	531,998(14)		22.56	7/1/2023
Mr. Abrams-Rivera	3/1/2021	Matching RSUs					42,619(2)	1,502,320
	3/1/2021	PSUs							10,785(6)	380,171
	3/1/2021	PSUs							40,443(7)	1,425,616
	3/1/2021	RSUs					11,246(8)	396,422
	3/1/2021	RSUs					28,114(9)	991,019
	3/1/2021	Stock Options		5,393(10)	37.09	3/1/2031
	6/1/2020	RSUs					35,149(11)	1,239,002
	6/1/2020	Stock Options		82,183(15)	30.42	6/1/2030
	3/2/2020	PSUs					191,792(16)	6,760,668
	3/2/2020	RSUs					211,151(17)	7,443,073
Ms. La Lande	3/1/2021	PSUs							7,010(6)	247,103
	3/1/2021	PSUs							16,177(7)	570,239
	3/1/2021	RSUs					7,309(8)	257,642
	3/1/2021	RSUs					11,246(9)	396,422
	3/1/2021	Stock Options		3,505(10)	37.09	3/1/2031
	6/1/2020	PSUs							32,874(18)	1,158,809
	6/1/2020	RSUs					22,847(11)	805,357
	6/1/2020	RSUs					35,149(19)	1,239,002
	8/16/2019	PSUs					49,194(3)	1,734,089
	8/16/2019	RSUs					14,453(12)	509,468
	8/16/2019	RSUs					55,591(5)	1,959,583
	3/1/2018	RSUs					26,163(20)	922,246
	3/1/2018	Stock Options		52,325(21)	66.89	3/1/2028

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Executive Compensation Tables

			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mr. Oliveira	3/1/2021	Matching RSUs					43,614(2)	1,537,394
	3/1/2021	PSUs							10,282(6)	362,441
	3/1/2021	PSUs							16,177(7)	570,239
	3/1/2021	RSUs					10,721(8)	377,915
	3/1/2021	RSUs					11,246(9)	396,422
	3/1/2021	Stock Options		5,141(10)	37.09	3/1/2031
	6/1/2020	PSUs							32,874(18)	1,158,809
	6/1/2020	RSUs					32,441(11)	1,143,545
	6/1/2020	RSUs					35,149(19)	1,239,002
	3/2/2020	Matching RSUs					24,844(2)	875,751
	8/16/2019	Matching RSUs					29,593(2)	1,043,153
	8/16/2019	PSUs					78,710(3)	2,774,528
	8/16/2019	RSUs					16,876(12)	594,879
	8/16/2019	RSUs					88,950(5)	3,135,488
	3/1/2018	RSUs					44,850(20)	1,580,963
	3/1/2018	Matching RSUs					8,022(2)	282,776
	3/1/2017	Matching RSUs					4,135(2)	145,759
	3/1/2017	Stock Options		27,344(22)	91.43	3/1/2027
	3/1/2016	Stock Options	32,192		77.66	3/1/2026
	2/12/2015	Matching Options	4,492(14)		30.46	2/12/2025
	2/12/2015	Stock Options	16,419(14)		30.46	2/12/2025
	5/21/2014	Stock Options	110,833(14)		22.56	5/21/2024

(1)
The market value of the shares that have not vested is based on the closing price of  $35.25 for Kraft Heinz common stock on December 23, 2021, the last trading day of our fiscal year.

(2)
Total includes DEUs that are subject to the same terms as the original grant. The Matching RSUs are scheduled to vest on: March 1, 2022 for awards granted on March 1, 2017; March 1, 2023 for awards granted on March 1, 2018; March 1, 2024 for awards granted on August 16, 2019; March 2, 2023 for awards granted on March 2, 2020; and March 1, 2024 for awards granted on March 1, 2021.

(3)
In August 2021, the Compensation Committee certified that the performance conditions of these awards had been met for both performance periods. The outstanding portion of these awards is scheduled to vest 50% on August 16, 2022 and 50% on August 16, 2023.

(4)
These awards are scheduled to vest on August 16, 2022 with a performance metric based on the Company’s stock appreciation target from August 2019 to August 2022. Using the highest average closing price over 30 consecutive trading days, the number of shares to be awarded upon vesting is: (i) 200,000 shares if the stock price is between $45 per share and $49.99 per share; (ii) 400,000 shares if the stock price is between $50 per share and $54.99 per share; and (iii) 600,000 shares if the stock price is above $55 per share.

(5)
Total includes DEUs that are subject to the same terms as the original grant. The outstanding portion of these awards is scheduled to vest 50% on August 16, 2022 and 50% on August 16, 2023.

(6)
These awards are scheduled to vest on March 1, 2024 with a performance metric based on a three-year average TSR performance relative to the performance peer group.

(7)
These awards are scheduled to vest 75% on March 1, 2024 and 25% on March 1, 2025 with a performance metric based on a three-year average TSR performance relative to the performance peer group.

(8)
Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 100% on March 1, 2024.

(9)
Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 75% on March 1, 2024 and 25% on March 1, 2025.

(10)
These awards are scheduled to vest 100% on March 1, 2024.

(11)
Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 50% on June 1, 2022 and 50% on June 1, 2023.

(12)
Total includes DEUs that are subject to the same terms as the original grant. The outstanding portion of these awards is scheduled to vest 100% on August 16, 2022.

(13)
Total reflects a voluntary forfeiture of 15,000 RSUs by Mr. Basilio in October 2021. This award is scheduled to vest 100% on March 1, 2023.

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(14)
Total and exercise price reflect conversion in connection with the Kraft Heinz Merger.

(15)
This award is scheduled to vest 100% on June 1, 2023.

(16)
In August 2021, the Compensation Committee certified that the performance conditions of these awards had been met for both performance periods. These awards are scheduled to vest 50% on March 2, 2022, 25% on March 2, 2023, and 25% on March 2, 2024.

(17)
Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 50% on March 2, 2022, 25% on March 2, 2023, and 25% on March 2, 2024.

(18)
These awards are scheduled to vest 50% on June 1, 2022, 25% on June 1, 2023, and 25% on June 1, 2024 with a performance metric based on (i) 50% on PBP EBITDA and cash conversion for fiscal year 2021 and (ii) 50% on PBP EBITDA and cash conversion from July 2021 to June 2022.

(19)
Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 50% on June 1, 2022, 25% on June 1, 2023, and 25% on June 1, 2024.

(20)
This award is scheduled to vest 100% on March 1, 2023.

(21)
This award is scheduled to vest 100% on March 1, 2023.

(22)
This award is scheduled to vest 100% on March 1, 2022.

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Option Exercises and Stock Vested
The following table sets forth option exercises and stock vested for each of our NEOs as of the end of our 2021 fiscal year.
	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Patricio	—	—	719,812	27,360,054
Mr. Basilio	—	—	278,458	10,575,456
Mr. Abrams-Rivera	—	—	—	—
Ms. La Lande	—	—	117,714	4,474,309
Mr. Oliveira	—	—	189,921	7,211,817

(1)
The following table provides details of the stock awards that vested and value realized:

Name	Grant Date	Vesting Date	Number of Shares	Stock Price on Vesting Date ($)(2)	Value Realized on Vesting ($)	Description
Mr. Patricio	8/16/2019	8/16/2021	393,546	38.01	14,958,683	Shares underlying an award of PSUs, 50% of which vested
	8/16/2019	8/16/2021	326,266	38.01	12,401,371	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
Mr. Basilio	8/16/2019	8/16/2021	118,064	38.01	4,487,613	Shares underlying an award of PSUs, 50% of which vested
	8/16/2019	8/16/2021	130,509	38.01	4,960,647	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
	8/16/2019	8/16/2021	20,393	38.01	775,138	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
	3/1/2016	3/1/2021	9,492	37.09	352,058	Shares underlying an award of Matching RSUs, including DEUs accrued, 100% of which vested
Ms. La Lande	8/16/2019	8/16/2021	49,193	38.01	1,869,826	Shares underlying an award of PSUs, 50% of which vested
	8/16/2019	8/16/2021	54,381	38.01	2,067,022	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
	8/16/2019	8/16/2021	14,140	38.01	537,461	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
Mr. Oliveira	8/16/2019	8/16/2021	78,709	38.01	2,991,729	Shares underlying an award of PSUs, 50% of which vested
	8/16/2019	8/16/2021	87,005	38.01	3,307,060	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
	8/16/2019	8/16/2021	16,511	38.01	627,583	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
	3/1/2016	3/1/2021	7,696	37.09	285,445	Shares underlying an award of Matching RSUs, including DEUs accrued, 100% of which vested

(2)
Represents the closing price of Kraft Heinz common stock on the applicable vesting date.

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Executive Compensation Tables

Pension Benefits
None of our NEOs participate in any defined benefit pension arrangements.
Nonqualified Deferred Compensation
None of our NEOs participate in any nonqualified deferred compensation arrangements.
The Kraft Heinz Company 2022 Proxy Statement | 77

Executive Compensation Tables

Potential Payments Upon Termination or Change in Control
The table, footnotes, and narratives below reflect the assumption that a hypothetical termination of employment and/or change in control occurred on the last business day of our 2021 fiscal year.
Name	Element	Involuntary Termination without Cause(1) or Termination Upon Change in Control ($)	Termination due to Death or Disability(2) ($)	Termination due to Retirement(3) ($)
Mr. Patricio	Salary	1,000,000	—	—
	Bonus	—	2,875,193	2,875,193
	Intrinsic Value of Accelerated Equity	—	29,878,006	—
	Health and Wellness Benefits(4)	15,004	—	—
	Outplacement Assistance	4,000	—	—
	Total	1,019,004	32,753,199	2,875,193
Mr. Basilio	Salary	750,000	—	—
	Bonus	—	1,582,917	1,582,917
	Intrinsic Value of Accelerated Equity	—	16,823,274	14,695,478
	Health and Wellness Benefits(4)	15,004	—	—
	Outplacement Assistance	4,000	—	—
	Total	769,004	18,406,191	16,278,395
Mr. Abrams-Rivera	Salary	800,000	—	—
	Bonus	—	1,312,407	1,312,407
	Intrinsic Value of Accelerated Equity	—	18,729,447	14,600,685
	Health and Wellness Benefits(4)	13,754	—	—
	Outplacement Assistance	4,000	—	—
	Total	817,754	20,041,854	15,913,092
Ms. La Lande	Salary	650,000	—	—
	Bonus	—	1,041,920	1,041,920
	Intrinsic Value of Accelerated Equity	—	7,823,808	5,125,385
	Health and Wellness Benefits(4)	15,577	—	—
	Outplacement Assistance	4,000	—	—
	Total	669,577	8,865,728	6,167,305
Mr. Oliveira	Salary	790,411	—	—
	Bonus	—	1,742,725	1,742,725
	Intrinsic Value of Accelerated Equity	1,396,760	15,127,573	10,433,295
	Health and Wellness Benefits(4)	1,470	—	—
	Outplacement Assistance	5,342	—	—
	Total	2,193,983	16,870,298	12,176,020

(1)
No enhanced severance is provided on a termination in connection with a change in control. Kraft Heinz does not have a specified Change in Control Plan for executives, and treatment is determined by the plan agreements and local regulations applicable to each employee. Our Severance Pay Plan generally provides for 12 months of base salary with a signed release of claims. The Severance Pay Plan would also include Company-paid COBRA for U.S.-based employees for the severance period and outplacement services.

(2)
As of the last day of our 2021 fiscal year, in the event of a death or disability:

•
2017 and 2018 Matching RSUs and stock options; and 2019, 2020, and 2021 RSUs (including Matching RSUs) and stock options fully vest; and

•
2018 RSUs (excluding Matching RSUs); and 2019, 2020, and 2021 PSUs are forfeited.

Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $35.25, the closing price of Kraft Heinz common stock on December 23, 2021 (the last trading day of our fiscal year), and the exercise price of the options.
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Executive Compensation Tables

(3)
As of the last day of our 2021 fiscal year, in the event of a termination due to retirement:

•
2017 Matching RSUs and stock options; 2018 RSUs (including Matching RSUs) and stock options; 2019 RSUs (including Matching RSUs) and stock options; and 2020 Matching RSUs and stock options fully vest; and

•
2019 PSUs; 2020 PSUs and RSUs (excluding Matching RSUs); and 2021 PSUs, RSUs (including Matching RSUs), and stock options are forfeited.

Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $35.25, the closing price of Kraft Heinz common stock on December 23, 2021 (the last trading day of our fiscal year), and the exercise price of the options.
(4)
Amount reflects 12 months of medical and dental benefit coverage continuation under COBRA, less the executive premium contribution.

Severance Pay Plan
Generally, we provide for severance benefits to our U.S.-based salaried employees, including our U.S.-based NEOs, pursuant to the terms of our U.S. Severance Pay Plan. The severance benefits for non-U.S.-based salaried employees are made pursuant to the local laws and regulations governing the jurisdiction in which the employee works, subject to adjustment at our discretion for employees at certain organizational levels (such benefits, together with our U.S. Severance Pay Plan, our “Severance Pay Plan”).
NEOs are eligible for severance benefits under our Severance Pay Plan upon an involuntary termination of employment, such as job elimination, location closing, or reduction in workforce. NEOs must be willing to provide satisfactory transitional assistance in order to be eligible for severance benefits.
Pursuant to our U.S. Severance Pay Plan, Mr. Patricio, Mr. Basilio, Mr. Abrams-Rivera, and Ms. La Lande would generally be eligible to receive a severance payment equal to 12 months of base salary upon the execution of a release of claims against Kraft Heinz. In addition, the Compensation Committee may, in its sole discretion, authorize payment of additional severance in respect of an employee’s annual bonus opportunity. Although Mr. Oliveira is not based in the U.S. and not otherwise covered by our U.S. Severance Pay Plan, the Company has determined that he is eligible to receive the same benefits as our U.S.-based NEOs. Severance payments are generally made in a cash lump sum, but may occasionally be made in periodic payments at Kraft Heinz’s discretion, as soon as administratively feasible after the termination of employment and after the former NEO’s executed release has become irrevocable.
Equity Awards
In April 2020, the Compensation Committee approved the terms of award agreements for equity awards (options, PSUs, Matching RSUs, and RSUs) granted under the 2020 Omnibus Incentive Plan. For all awards issued under these agreements, the award recipient’s termination due to death or disability would result in such awards being fully vested and exercisable, in the case of PSUs to the extent the performance conditions had been satisfied.
The Kraft Heinz Company 2022 Proxy Statement | 79

Pay Ratio Disclosure

In accordance with SEC rules, we disclose the annual total compensation of Mr. Patricio, our Chief Executive Officer, and our median employee, as well as the ratio of the annual total compensation of Mr. Patricio relative to the annual total compensation of our median employee. For our 2021 fiscal year:
	Annual Total Compensation ($)	Pay Ratio Estimate
Mr. Patricio, our Chief Executive Officer	8,605,599	190:1
Our median employee	45,260
Methodology
Under SEC rules, we select a methodology for identifying our median employee most appropriate based on our size, organizational structure, and compensation plans, policies, and procedures using our best judgment. As permitted under SEC rules, we determined that there have not been any changes to our employee population and compensation arrangements from fiscal year 2020 that we believe would result in a significant change to our pay ratio disclosure. As a result, for 2021, we used the same median employee that was identified for fiscal year 2020.
Our median employee as of December 1, 2020 was a full-time hourly non-U.S. factory employee. To identify our median employee, we examined 2020 base salaries plus target incentive bonuses for our employee population, excluding our Chief Executive Officer, as of December 1, 2020. In accordance with SEC rules, we included all full-time, part-time, temporary, and seasonal employees worldwide. We excluded independent contractors and student interns. We believe the use of base salaries plus target incentive bonus for all employees is a consistently applied compensation measure, because we do not widely distribute annual equity awards to employees and because we believe that this measure reasonably reflects the total annual compensation of our employees.
We calculated annual total compensation in accordance with the disclosure rules and requirements for our NEOs under the Summary Compensation Table on page 70.
As SEC rules allow companies to adopt a variety of methodologies for identifying a median employee and calculating the pay ratio, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their individual employee populations and compensation practices, the pay ratio reported by other companies, including companies in our compensation peer group, may not be comparable to our pay ratio.
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Proposal 4. Ratification of the Selection of Independent Auditors

The Audit Committee and the Board are requesting, as a matter of good corporate governance, that stockholders ratify the selection of PwC as our independent auditors for our fiscal year ended December 31, 2022. PwC has served as our independent auditors since 2015 and served as independent auditors to Heinz and its predecessors prior to the Kraft Heinz Merger since 1979. The Audit Committee and the Board of Directors believe that the continued retention of PwC to serve as the Company’s independent auditors is in the best interests of Kraft Heinz and its stockholders.
The Audit Committee has the sole authority to appoint our independent auditors, and the Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our stockholders do not ratify the selection, the Audit Committee may investigate the reasons for our stockholders’ rejection and consider whether to retain PwC or appoint another independent auditor. Furthermore, even if the selection is ratified, the Audit Committee may appoint a different independent auditor if, in its discretion, it determines that such a change would be in our and our stockholders’ best interests.
We expect that representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. For additional information about our independent auditors, including our pre-approval policies and PwC’s aggregate fees for 2021 and 2020, see Selection of Independent Auditors, Independent Auditors’ Fees and Services, and Pre-Approval Policy on page 82.
Recommendation
The Board and Audit Committee recommend a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as Kraft Heinz’s independent auditors for 2022.
The Kraft Heinz Company 2022 Proxy Statement | 81

Proposal 4. Ratification of the Selection of Independent Auditors

Selection of Independent Auditors
The Audit Committee is responsible for the appointment, compensation, oversight, retention, and termination of our independent auditors. Pursuant to its charter, the Audit Committee has authority to approve all audit engagement fees to be paid to the independent auditors. The Audit Committee selected PwC, a registered public accounting firm, as our independent auditors for 2022.
Independent Auditors’ Fees and Services
Aggregate fees for professional services rendered by our independent auditors, PwC, for fiscal years 2021 and 2020 are set forth in the table below. All fees include out-of-pocket expenses.
	Fiscal Year Ended
	December 25, 2021	December 26, 2020
PwC Fees	($ thousands)
Audit fees(1)	11,269	12,617
Audit-related fees(2)	4,107	1,443
Tax fees(3)	2,462	1,538
All other fees(4)	41	41
Total	17,879	15,639

(1)
Audit fees include (a) the audit of our consolidated financial statements, including statutory audits of the financial statements of certain of our affiliates, and (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements).

(2)
Audit-related fees include professional services in connection with divestiture activity, accounting consultations, and procedures related to various other audit and special reports. The increase from 2020 to 2021 was driven by divestiture activity.

(3)
Tax fees include professional services in connection with tax compliance and advice.

(4)
All other fees consist principally of software license fees related to research and benchmarking as well as services to support regulatory requirements.

Pre-Approval Policy
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other permissible non-audit services. The pre-approval authority details the particular service or category of service that the independent auditors will perform. The Audit Committee’s policy also requires management to report at Audit Committee meetings throughout the year on the actual fees charged by the independent auditors for each category of service. The Audit Committee reviews this policy annually.
During the year, circumstances may arise when it may be necessary to engage the independent auditors for additional services not contemplated in the original pre-approval authority. In those instances, the Audit Committee approves the services before we engage the independent auditors. If pre-approval is needed before a scheduled Audit Committee meeting, the Audit Committee delegated pre-approval authority to its Chair. The Chair must report on such pre-approval decisions at the Committee’s next regular meeting.
During our 2021 fiscal year, the Audit Committee pre-approved all audit and non-audit services provided by the independent auditors.
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Proposal 4. Ratification of the Selection of Independent Auditors

Audit Committee Report for the Fiscal Year Ended December 25, 2021
To our Stockholders:
Management has primary responsibility for Kraft Heinz’s financial statements and the reporting process, including the systems of internal control over financial reporting. The role of the Audit Committee of the Kraft Heinz Board of Directors is to oversee Kraft Heinz’s accounting and financial reporting processes and audits of its financial statements. In addition, we assist the Board in its oversight of:
•
The integrity of Kraft Heinz’s financial statements and Kraft Heinz’s accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding the Company’s assets;

•
Kraft Heinz’s compliance with applicable legal and regulatory requirements;

•
Kraft Heinz’s independent auditors’ qualifications, independence, and performance;

•
The performance of Kraft Heinz’s internal auditors and the internal audit function;

•
Kraft Heinz’s financial matters and financial strategy; and

•
Kraft Heinz’s guidelines and policies with respect to risk assessment and risk management.

Our duties include overseeing Kraft Heinz’s management, the internal audit department, and the independent auditors in their performance of the following functions, for which they are responsible:
MANAGEMENT
•
Preparing Kraft Heinz’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”);

•
Establishing and assessing effective financial reporting systems and internal controls and procedures; and

•
Reporting on the effectiveness of Kraft Heinz’s internal control over financial reporting.

INTERNAL AUDIT DEPARTMENT
•
Independently assessing management’s system of internal controls and procedures; and

•
Reporting on the effectiveness of that system.

INDEPENDENT AUDITORS
•
Auditing Kraft Heinz’s financial statements;

•
Issuing an opinion about whether the financial statements conform with GAAP; and

•
Auditing the effectiveness of Kraft Heinz’s internal control over financial reporting.

Periodically, we meet, both independently and collectively, with management, the internal auditors, and the independent auditors, among other things, to:
•
Discuss the quality of Kraft Heinz’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;

•
Review significant audit findings prepared by each of the independent auditors and internal audit department, together with management’s responses; and

•
Review the overall scope and plans for the current audits by the internal audit department and the independent auditors.

The Kraft Heinz Company 2022 Proxy Statement | 83

Proposal 4. Ratification of the Selection of Independent Auditors

Prior to Kraft Heinz’s filing of its Annual Report on Form 10-K for the year ended December 25, 2021 with the SEC, we also:
•
Reviewed and discussed the audited financial statements with management;

•
Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•
Discussed with the independent auditors their evaluation of the accounting principles, practices, and judgments applied by management;

•
Discussed all other items the independent auditors are required to communicate to the Audit Committee in accordance with applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence;

•
Received from the independent auditors the written disclosures and the letter required by the PCAOB describing any relationships with Kraft Heinz that may bear on the independent auditors’ independence; and

•
Discussed with the independent auditors their independence from Kraft Heinz, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent auditors from performing specified services that could impair their independence and (ii) Kraft Heinz’s and the Audit Committee’s policies.

Based upon the reports and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Kraft Heinz’s Annual Report on Form 10-K for the year ended December 25, 2021, which was filed with the SEC on February 17, 2022.
AUDIT COMMITTEE
John C. Pope, Chair
Lori Dickerson Fouché
Elio Leoni Sceti
Susan Mulder
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Proposal 5. Stockholder Proposal – Water Risk

We have been notified that a group of stockholder co-proponents intends to present the following proposal for consideration at the Annual Meeting. We are not responsible for the accuracy or content of the proposal or supporting statement, which are presented as received from the proponents in accordance with SEC rules. We will provide the name, address, and number of shares held by the proponents promptly upon oral or written request by a stockholder.
If properly presented at the Annual Meeting by or on behalf of the proponents, the Board recommends that you vote AGAINST this proposal for the reasons set forth in Kraft Heinz’s Statement in Opposition, which directly follows the proposal.
Stockholder Proposal
Whereas:
Water is a vital resource for communities, ecosystems, and companies. Yet, poor water management and climate change are contributing to water shortages and water pollution nationwide and globally. Competition for water, weak regulation, growing demands, aging infrastructure, water scarcity and water contamination are all sources of material financial risks for companies.
Climate change exacerbates these risks. According to the Intergovernmental Panel on Climate Change August 2021 report, climate change is intensifying the water cycle, resulting in more intense droughts and rainfall linked to flooding. The TCFD recommends water risk disclosure saying: “Organizations’ financial performance may also be affected by changes in water availability, sourcing, and quality; food security…”
To identify water risk and reduce costs, many companies - including Conagra Brands, General Mills, Kellogg Company, Nestlé, and Unilever - conduct water risk assessments for both operations and supply chains. However, Kraft Heinz conducts a water risk assessment only for direct operations. The company claims in its 2020 ESG Report that it is “committed to water stewardship in every facet of our business, from our quality controls to the relationships we have with our growers and suppliers.” Despite ranking “Water Use & Conservation” as one of the top issues in its materiality assessment, Kraft Heinz entirely fails to account for the water footprint of its agricultural supply chain, which for food companies often represents a major source of water risk.
Kraft Heinz conducted a supply chain risk assessment for human rights but has not disclosed conducting similar assessments for water. Yet Kraft Heinz clearly recognizes the materiality of water to its business, noting in its 2020 Sustainability Report, “As a food and beverage company, having access to sufficient amounts of quality fresh water, both now and in the future, is critical to our business. Water is used in many areas of our value chain. It is a vital input for growing various agricultural ingredients we use in our products.”
Without a full value chain water risk assessment and disclosure of quantitative performance metrics and best practice strategies for water management targeted to the areas of water stress, investors cannot gauge whether Kraft Heinz is adequately managing its water risk.
Resolved: Shareholders request that Kraft Heinz report to shareholders, using quantitative indicators where available, an assessment to identify, considering the growing pressures on water supply quality and quantity posed by climate change, its total water risk exposure, and policies and practices to reduce this risk and prepare for water supply uncertainties associated with climate change.
Supporting Statement:
Proponents request the report disclose, at management’s discretion:
•
Results of comprehensive water risk assessments for operations and supply chain

•
Water scarcity planning, including identifying at risk facilities and supply chains

•
Targets to reduce water withdrawals, water discharges, and replenish water resources

The Kraft Heinz Company 2022 Proxy Statement | 85

Proposal 5. Stockholder Proposal – Water Risk

•
Any monitoring of water resources

•
Any integration of water management into governance mechanisms

•
Any water-related engagement with value chain partners

Kraft Heinz’s Statement in Opposition to Proposal 5
We regularly report on our goals and progress with respect to water risk, as well as our other sustainability efforts. In light of our current reporting, we do not believe that producing the additional report requested by the proponents would add value for our stockholders, particularly given the significant amount of management time, effort, and expense such additional report would require. Accordingly, we do not believe the report requested by this proposal would add meaningfully to our ongoing efforts or be in the best interests of our stockholders.
As underscored by the proponents, as a food and beverage company, we view having access to sufficient amounts of quality fresh water as critical to our business. Making high-quality products requires that we begin with high-quality ingredients of which fresh quality water is a key input, including as a direct ingredient in many of our products and a key resource in our manufacturing, cleaning, and sanitation processes, as well as for the agricultural ingredients we use in our products.
We believe our current and planned policies and practices are designed to address the proponents’ concerns by reducing the most critical water-related risks in our business and promoting transparency for our stockholders. We have undertaken a wide range of initiatives to bolster water stewardship throughout our value chain, including related to our agricultural practices and the farmers from which we source. Each of our core ESG Steering Group’s subcommittees, including in Sustainable Manufacturing, Responsible Sourcing, Sustainable Agriculture, Animal Welfare, Sustainable Packaging, Product Health, and Corporate and Government Affairs, is involved in designing initiatives relating to our water stewardship.
We Regularly Report on Our Sustainability Goals, Efforts, and Progress
We report on our sustainability efforts, including our goals and progress with respect to water risk and the impacts of climate change annually in our ESG Report. Our ESG Report is prepared utilizing the GRI Sustainability Standard and aligned to the general principles of the SASB industry standards for food and beverage companies and the TCFD recommendations, all of which have water components addressed in the information we make publicly available. For more information, see Corporate Governance and Board Matters—Environmental Social Governance beginning on page 32.
In addition, in 2020, we became a signatory to the CEO Water Mandate, which mobilizes business leaders to address global water challenges through corporate water stewardship, in partnership with the United Nations, governments, civil society organizations, and other stakeholders. As a signatory, we have committed to taking action across six key commitment areas and reporting annually on our progress. As part of this commitment, we expect to identify and reduce critical water risks to our business, seize water-related opportunities, and contribute to water security and the United Nations Sustainable Development Goals. We also report our water management and performance efforts to CDP, formerly the Carbon Disclosure Project, a non-profit that operates an international disclosure system for investors, companies, cities, states, and regions to manage their environmental impacts, through CDP’s annual water questionnaire.
We are Making Progress on Reducing Water Risk within Our Direct Operations
We continue to prioritize and invest in the most needed water risk areas and have set quantitative goals for reduction in our water use in our direct operations.
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Proposal 5. Stockholder Proposal – Water Risk

In 2020, we updated our water risk assessment of our global manufacturing operations with Antea Group, a leading third-party global sustainability consulting firm and provider of water resource expertise to the food and beverage sector, which is certified by CDP. As disclosed in our 2021 ESG Report, following the 2020 assessment, we developed a plan that focuses on 19 high-risk water areas to drive improvements and mitigate risks, and to provide updates into our risk evaluation on an ongoing basis.
We also continue to make progress against our previously disclosed 2025 goals to reduce water use intensity by 20 percent per metric ton of product made in high-risk watershed areas and by 15% per metric ton of product made across our manufacturing facilities, each measured against a 2019 baseline. As reported in our 2021 ESG Report, we achieved 5.2 percent reduction in high-risk watershed areas and 2.8 percent reduction across our manufacturing facilities as of the end of 2020, on track to meet our goals. Moreover, through a continued partnership with Ecolab Inc., a third-party provider of services, technology, and systems that specialize in water treatment, purification, cleaning, and hygiene, in 2020, we identified 32 projects across our manufacturing sites with a combined annual water savings of more than 94 million gallons, with a total annual cost reduction of approximately $2.6 million.
We are Targeting Water Risk Across Our Value Chain
While we see good water stewardship within our direct operations as a critical area for direct and more immediate impact, our approach to water stewardship spans throughout our value chain.
We have incorporated water stewardship as a key tenet in our Sustainable Agriculture Practices Manual and our Supplier Guiding Principles, which include specific requirements and expectations around good water stewardship and disclosure. Our Sustainable Agriculture Practices Manual has been audited by SureHarvest, a third-party agricultural consulting, information technology, and certification firm, against the Sustainable Agricultural Initiative’s Farm Sustainability Assessment. In addition, in 2021, we launched a due diligence and audit program with our suppliers, which includes environmental performance reporting and monitoring related to water use.
Our cross-functional and collaborative approach to sustainability takes into consideration water risk reduction in other areas of our efforts, including human rights, sustainable sourcing, and carbon emissions. For example:
•
In 2019, we conducted a global human rights risk assessment with Elevate Limited, a third-party provider of data-driven sustainability and supply chain assessment, which included wastewater management and other water-related environmental policies and practices.

•
In 2020, we continued to make progress toward our goal to source tomatoes for Heinz tomato ketchup 100 percent sustainably, which will also increase water efficiency. We expect to further report on this goal later this year.

•
In 2021, we reaffirmed our aim to set a Science Based Target for greenhouse gas emissions, aligned with the Science Based Targets initiative’s (SBTi) 1.5-degree Celsius target and new Net-Zero Standard. We also announced a goal to be carbon neutral by 2050. We expect these efforts to help mitigate potential negative water impacts throughout our value chain that would otherwise be exacerbated by climate change.

Finally, we expect to release a Global Water Policy by 2023 to provide a holistic picture of our governance and water stewardship targets and initiatives, which are underway.
Given our current policies and practices and our ongoing efforts with respect to water conservation and stewardship, the Board of Directors believes the Company is addressing the concerns raised in the proposal and a report would not provide stockholders with any more meaningful information, particularly in light of the cost of such report.
Recommendation
The Board recommends a vote AGAINST the stockholder proposal.
The Kraft Heinz Company 2022 Proxy Statement | 87

Other Information

Information Regarding the Annual Meeting

When and where is the Annual Meeting?

When	Where	Online Access
Thursday, May 5, 2022 11:00 a.m. Eastern Time	Live via webcast at www.virtualshareholdermeeting.com/KHC2022	Online access will open 15 minutes prior to the start of the Annual Meeting.
We will hold the Annual Meeting on Thursday, May 5, 2022 at 11:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/KHC2022. To attend, vote electronically, and submit questions during the meeting, visit www.virtualshareholdermeeting.com/KHC2022 and enter the control number included on your Notice, proxy card, or the instructions that accompanied your proxy materials. To locate your control number:
Registered holder	the control number included on your Notice or proxy card
Beneficial holder whose Notice or voting instruction form indicates that you may vote those shares at www.proxyvote.com	the control number indicated your Notice or instruction form
Other beneficial holder	contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy
Online access will open 15 minutes prior to the start of the Annual Meeting. For additional information about attending the virtual meeting, see Question 17 on page 94.

Who is entitled to vote at the Annual Meeting?

The Board established March 7, 2022 as the Record Date for the Annual Meeting. Stockholders holding shares of our common stock at the close of business on the Record Date are entitled to:
•
receive Notice

•
attend the Annual Meeting

•
vote on all matters that properly come before the Annual Meeting

As of the close of business on the Record Date, there were 1,224,894,142 shares of our common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
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Other Information

What are the proposals to be voted on at the Annual Meeting, and how does the Board recommend I vote?

Proposal		Board Recommendation	More Information
1	Election of Directors	FOR all nominees	Page 13
2	Advisory Vote to Approve Executive Compensation	FOR	Page 48
3	Advisory Vote on the Frequency of Holding an Advisory Vote to Approve Executive Compensation	ONE YEAR	Page 49
4	Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2022	FOR	Page 81
5	Stockholder Proposal − Water Risk	AGAINST	Page 85

How do I vote my shares?

Your vote is important. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods. Make sure to have your Notice, proxy card, or voting instruction form available and follow the instructions. For additional information on the difference between registered holders and beneficial holders, see Question 6 on page 90.
	Internet	Telephone	Mail	During the Virtual Meeting
	11:59 p.m. Eastern Time on May 4, 2022	11:59 p.m. Eastern Time on May 4, 2022		Before the polls close at the Annual Meeting on Thursday, May 5, 2022
Registered Holders	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Return a properly executed proxy card received before the polls close at the Annual Meeting on Thursday, May 5, 2022	Attend the Annual Meeting at www.virtualshareholdermeeting.com/KHC2022 as provided in Question 17 on page 94, and follow the instructions provided during the Annual Meeting
Beneficial Holders (holders in street name)*	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, or other nominee makes available	Attend the Annual Meeting at www.virtualshareholdermeeting.com/KHC2022 as provided in Question 17 on page 94, and follow the instructions provided during the Annual Meeting

*
The availability of Internet and telephone voting may depend on the voting procedures of the organization that holds your shares.

Why am I receiving these proxy materials?

You have received the proxy materials because, as of the Record Date, you directly held, and had the right to vote, shares of Kraft Heinz common stock. In connection with our Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing stockholders entitled to vote at the Annual Meeting with this Proxy Statement, our 2021 Annual Report, and a voting ballot (in the form of a proxy card, voting instruction form, or a unique control number that allows you to vote via the Internet or by phone). We refer to these materials collectively as the “proxy materials.” The proxy materials provide important information about Kraft Heinz and describe the voting procedures and the matters to be voted on at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2022	The Proxy Statement and 2021 Annual Report are available at ir.kraftheinzcompany.com/proxy
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Other Information

What is the difference between registered holders and beneficial holders?

	How You Hold Your Shares	How You Receive the Proxy Materials	How Your Vote Works
Registered Holders	Shares held directly with our transfer agent, Equiniti Trust Company.	From our transfer agent.	Instructs the proxies how to vote your shares.
Beneficial Holders (holders in street name)	Shares held indirectly through an account with an institutional or nominee holder of our stock such as a broker or bank who is the record holder of the stock.	From your broker, bank, or other nominee.	Instructs your nominee how to vote your shares, and that nominee in turn instructs the proxies how to vote your shares. If you hold your shares in an employee benefit plan, see Question 7 below.

I am a current or former Kraft or Kraft Heinz employee and have investments in certain retirement plan accounts related to Kraft or Kraft Heinz. Can I vote? If so, how do I vote?

If you are a current or former Kraft or Kraft Heinz employee and have investments in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan or you are a participant in the Altria Deferred Profit-Sharing Plan for Hourly Employees, the Altria Deferred Profit-Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan, or the Molson Coors LLC Employees’ Retirement & Savings Plan, you are entitled to vote. Your vote directs the plan(s) trustee(s) how to vote the shares allocated to your account(s). Your proxy card, or control number for voting electronically, includes all shares allocated to these account(s).
In order to direct the trustee(s) how to vote the shares held in your account(s), you must vote these plan shares (whether by Internet, telephone, or mailed proxy card) by 11:59 p.m. Eastern Time on May 2, 2022. If your voting instructions or proxy card are not received by that time, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA). Please follow the instructions for registered holders described in Question 4 on page 89 to cast your vote. Note, however, that although you may listen to the Annual Meeting via the live webcast, you may not vote any shares you hold in these retirement plan account(s) during the Annual Meeting.

How is Kraft Heinz distributing proxy materials?

We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery. On or about March 25, 2022, we mailed to our stockholders (other than those who previously requested email or paper delivery) a Notice containing instructions on how to access the proxy materials via the Internet.
If you receive a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice instructs you on how to access the proxy materials and vote via a secure website. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail on a one-time or ongoing basis, free of charge, you may follow the instructions in the Notice for making this request.
90 | ir.kraftheinzcompany.com

Other Information

HELP SUPPORT OUR SUSTAINABILITY EFFORTS—CHOOSE ELECTRONIC DELIVERY

We encourage our stockholders to elect to receive future proxy statements, annual reports, and other stockholder materials online to help support our sustainability efforts.

Electronic delivery limits paper waste and reduces our overall impact on the environment.

SIGN UP FOR E-DELIVERY

Registered Holders

By Internet
www.proxyvote.com

By Phone
1-800-579-1639

By Email
sendmaterial@proxyvote.com
Send a blank email with your control number in the subject line

Beneficial Holders

Contact your bank, broker, or other nominee

On or about March 25, 2022, we also emailed and mailed printed copies of our proxy materials to those of our stockholders who previously requested email and paper delivery, respectively.

What is the quorum requirement?

A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote as of the Record Date is represented at the Annual Meeting, either in person or by proxy. Shares of common stock represented in person or by proxy, including abstentions and broker non-votes, will be counted as present for purposes of establishing a quorum. As of the close of business on the Record Date, there were 1,224,894,142 shares of our common stock outstanding and entitled to vote.
The Kraft Heinz Company 2022 Proxy Statement | 91

Other Information

What vote is needed to approve each of the proposals?

Proposal	Vote Requirement*	Abstentions	Broker Non-Votes+
1 Election of Directors	Majority♦	No effect	No effect
2 Advisory Vote to Approve Executive Compensation	Majority	No effect	No effect
3 Advisory Vote on the Frequency of Holding an Advisory Vote to Approve Executive Compensation	Majority	No effect	No effect
4 Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2022	Majority	No effect	None
5 Stockholder Proposal − Water Risk	Majority	No effect	No effect

*
Of votes cast by stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting.

+
Broker Non-Votes. As described in Question 6 on page 90, if you are a beneficial holder (hold your shares in street name), your vote instructs your broker, bank, or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank, or other nominee, your nominee will have discretion to vote your shares on routine matters; however, your shares will not be voted on the other (non-routine) matters on the Annual Meeting agenda, resulting in “broker non-votes” with respect to those other (non-routine) matters. Proposal 4. Ratification of the Selection of PricewaterhouseCoopers LLP as our Independent Auditors for 2022 is the only item on the agenda for the Annual Meeting that is considered routine. These shares will be counted for purposes of establishing a quorum at the Annual Meeting.

♦
Director Elections. Our By-Laws provide that, to be elected at this Annual Meeting, a director nominee must receive more votes FOR than votes AGAINST. Abstentions and broker non-votes are not considered as votes FOR or votes AGAINST the nominees and will have no effect on the election of directors.

In the event no option receives a majority of the votes cast, the option that receives the most votes will be considered the frequency that is preferred by our stockholders.

In an uncontested election, our Corporate Governance Guidelines provide if an incumbent director nominated for re-election receives a greater number of votes AGAINST election than votes FOR election, the director must tender their resignation offer to the Governance Committee for its consideration. The Governance Committee then recommends to the Board whether to accept the resignation offer. The director will continue to serve until the Board decides whether to accept the resignation offer but will not participate in the Governance Committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board will publicly disclose its decision and rationale within 90 days after certification of the election results.
In contested elections, the voting standard is a plurality of votes cast.
If any director nominee becomes unable or unwilling to serve as a director between the date of this Proxy Statement and the Annual Meeting, which we do not anticipate, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.
92 | ir.kraftheinzcompany.com

Other Information

May I change or revoke my vote?

Registered Holders	Any subsequent vote you cast will replace your earlier vote. This applies whether you vote by Internet, telephone, mailing a proxy card, or voting electronically during the Annual Meeting	Alternatively, you may revoke your proxy by submitting a written revocation to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601
Beneficial Holders (holders in street name)	You must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.

Who bears the cost of soliciting votes for the Annual Meeting?

This solicitation is made by the Board on behalf of Kraft Heinz. Kraft Heinz bears the cost of soliciting your vote. Our directors, officers, or employees may solicit proxies or votes in person, by telephone, or by electronic communication. They will not receive any additional compensation for these solicitation activities. We have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, to distribute and solicit proxies. We will pay Morrow Sodali LLC a fee of  $15,000, plus reasonable expenses, for these services. We may also enlist the help of banks, brokers, and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial holders) and reimburse those firms for related out-of-pocket expenses.

What is “householding”?

Unless you advised otherwise, if you are a beneficial holder and other residents at your mailing address share the same last name and also own shares of Kraft Heinz common stock in an account at the same broker, bank, or other nominee, your nominee delivered a single Notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Stockholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically.
If you wish to receive a separate copy of the Notice or proxy materials, now or in the future, you should submit a request as follows and the materials will be delivered promptly:

Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, New York 11717	1-866-540-7095

Beneficial holders sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank, or other nominee to make this request.

Are my votes confidential?

Yes. Your votes will not be disclosed to our directors, officers, or employees, except:
•
as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

•
in the case of a contested proxy solicitation;

•
if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or

•
as necessary to allow the inspector of election to certify the results.

The Kraft Heinz Company 2022 Proxy Statement | 93

Other Information

Who counts the votes?

Broadridge Financial Solutions, Inc. will receive and tabulate the proxies, and a representative of Broadridge Financial Solutions, Inc. will act as the inspector of election and certify the results.

How do I find out the voting results?

We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before May 11, 2022. It will be available on our website at ir.kraftheinzcompany.com/sec-filings and on the SEC’s website at www.sec.gov.

How can I attend the Annual Meeting?

To Attend the Annual Meeting
•
Visit the meeting login page at www.virtualshareholdermeeting.com/KHC2022

•
Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provide provided by your bank, broker, or other nominee as described below

Registered Holders: Use the control number included on the Notice or proxy card
Beneficial Holders (hold your shares in street name):
o
If your Notice or voting instruction form indicates that you may vote your shares at www.proxyvote.com, you will use the control number indicated on your Notice or instruction form

o
Otherwise, you should contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy

If you have any questions about your control number or how to obtain one, please contact your bank, broker, or other nominee.
Online access will open 15 minutes prior to the start of the Annual Meeting.
You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.
The list of stockholders will be available for inspection by stockholders of record during the Annual Meeting at www.virtualshareholdermeeting.com/KHC2022.

To Listen to the Annual Meeting (without a control number or legal proxy)	Visit www.virtualshareholdermeeting.com/KHC2022 and register as a guest. You will not be able to vote or ask questions during the Annual Meeting.
For Help with Difficulties Accessing the Annual Meeting	Call 1-844-986-0822 (United States) or 1-303-562-9302 (International) for assistance. The technical support phone lines will be available beginning approximately 15 minutes before the Annual Meeting.
94 | ir.kraftheinzcompany.com

Other Information

How can I submit questions?

During the Annual Meeting
•
Visit www.virtualshareholdermeeting.com/KHC2022

•
Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker or other nominee (as described in Question 17 on page 94)

•
Type your question into the “Ask a Question” field and click “Submit”

Only stockholders with a valid control number will be allowed to ask questions. We will try to answer as many stockholder questions as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

How can I view the list of stockholders?

Stockholders may examine a list of registered stockholders as of the Record Date for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting. To inspect the stockholder list before the Annual Meeting, contact our Investor Relations department at ir@kraftheinzcompany.com. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/KHC2022.
The Kraft Heinz Company 2022 Proxy Statement | 95

Other Information

Stockholder Proposals
We presently anticipate that the 2023 Annual Meeting of Stockholders will be held on or about May 4, 2023.
Stockholder Proposals	Description	Deadline Date and time by which Kraft Heinz must receive written notice of the nomination or proposal	Additional Requirements
To include a proposal in our 2023 Proxy Statement	Under SEC Rule 14a-8, a stockholder may submit a proposal for possible inclusion in the proxy statement for our 2023 Annual Meeting of Stockholders by delivering written notice to Kraft Heinz at the address below	By the close of business on November 25, 2022	The information required by Rule 14a-8
To nominate a candidate for election as a director or submit a proposal for consideration at our 2023 Annual Meeting of Stockholders	Under our By-Laws, a stockholder may nominate a candidate for election as a director or propose business for consideration at our 2023 Annual Meeting of Stockholders by delivering written notice to Kraft Heinz at the address below
Between the close of business on December 6, 2022 and the close of business on January 5, 2023
We generally must receive written notice no later than 120 days, and no earlier than 150 days, before the first anniversary of the preceding year’s annual meeting. If we change the date of an annual meeting by more than 30 days before or more than 60 days after the date of the previous year’s annual meeting, then we must receive this written notice no later than 120 days, and no earlier than 150 days, before the date of that annual meeting or, if the first public announcement of the date of an annual meeting is less than 120 days prior to the date of such annual meeting, then we must receive this written notice no later than the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.
In addition, beginning with our 2023 Annual Meeting of Stockholders, we will be required under SEC Rule 14a-19 to include on our proxy card all nominees for director for which we have received notice under the rule. Such notice must be received by Kraft Heinz no less than 60 calendar days prior to the anniversary of the previous year’s annual meeting, which is March 6, 2023 for our 2023 Annual Meeting of Stockholders. This notice requirement is in addition to the applicable notice requirements under the advance notice provisions of our By-Laws described above.
The information required by our By-Laws, Article II, Section 6(c) and Rule 14a-19 (for nominees to be included on our proxy card)
Mail to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601
Our By-Laws are available on our website as provided under Corporate Governance and Board Matters—Corporate Governance Materials Available on Our Website on page 24. You may also obtain a copy of our By-Laws from our Corporate Secretary by written request to the above address.
96 | ir.kraftheinzcompany.com

Other Information

Diversity Quick Summary
We provide the following information about our directors and officers for purposes of our compliance with Nasdaq rules and participation in various third-party surveys and raters. We ask our directors, director nominees, and employees to indicate their self-identification with respect to race/ethnicity, gender, gender identity, and sexual orientation, subject to applicable laws.
Directors	As of Fiscal Year End (December 25, 2021)	As of the Record Date* (March 7, 2022)
Number of directors	11	11
Directors that identify as women	2 (18%)	3 (27%)
Directors that identify as people of color	3 (27%)	4 (36%)

*
Reflects director nominees standing for election at the Annual Meeting. Does not include current directors that are not standing for re-election at the Annual Meeting, if any.

Officers	As of Fiscal Year End (December 25, 2021)	For the Fiscal Year* (2021)
Number of Executive Leadership Team (“ELT”) members	10	10
ELT members that identify as women	3 (30%)	3 (30%)
ELT members that identify as people of color	8 (80%)	8 (80%)

*
We define this as individuals who were members of the ELT as of fiscal year end, as provided above, plus any individuals who were members of the ELT for 9 months or more of the fiscal year.

Nasdaq Board Diversity Matrix (as of March 7, 2022)
Total Number of Directors*	11
	Female	Male	Non-Binary	Gender Undisclosed
Gender
Directors	3	8	–	–
Self-Identified Demographic Background
African American or Black	2	–	–	–
Alaskan Native or American Indian	–	–	–	–
Asian	–	1	–	–
Hispanic or Latinx	–	1	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	6	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–	–	–	–
Undisclosed	–	–	–	–

*
Reflects director nominees standing for election at the Annual Meeting. Does not include current directors that are not standing for re-election at the Annual Meeting, if any.

The Kraft Heinz Company 2022 Proxy Statement | 97

Other Information

Other Matters
We do not know of any matters, other than those described in this Proxy Statement, that may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, your proxy gives authority to the persons designated as proxies to vote in accordance with their best judgment. The Chair of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.
98 | ir.kraftheinzcompany.com

Appendix A. Non-GAAP Financial Measures

We report our financial results in accordance with GAAP. In addition, management uses certain non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, results prepared in accordance with GAAP.
The following information for Free Cash Flow is provided to reconcile this non-GAAP financial measure, which is disclosed in this Proxy Statement, to its most comparable GAAP measure. For additional information, including reconciliations of Organic Net Sales and Adjusted EBITDA, see pages 40 to 44 of our 2021 Annual Report and pages 7 to 26 of our fourth quarter and full year 2021 earnings release, which is furnished as Exhibit 99.1 to our Current Report on Form 8-K filed on February 16, 2022.
Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. We believe Free Cash Flow provides a measure of our core operating performance, the cash-generating capabilities of our business operations, and is one factor used in determining the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since we have certain non-discretionary obligations such as debt service that are not deducted from the measure.
	For the Year Ended
	December 25, 2021	December 26, 2020
Net cash provided by/(used for) operating activities	$5,364	$4,929
Capital expenditures	(905)	(596)
Free Cash Flow	$4,459	$4,333
The Kraft Heinz Company 2022 Proxy Statement | A-1

DEVOU
Kraft
macaroni & cheese
DINNER
Oscar Mayer

Kraft Heinz

ir.kraftheinzcompany.com

THE KRAFT HEINZ COMPANY 200 EAST RANDOLPH ST. SUITE 7600CHICAGO, IL 60601 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 4, 2022 (other than participants in Kraft Heinz retirement plan accounts). Have your proxy card in hand and follow the instructions to obtain your records and create an electronic voting instruction form.During The Annual Meeting - Go to www.virtualshareholdermeeting.com/KHC2022You may attend and vote during the Annual Meeting via the Internet. Have your proxy card in hand and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 4, 2022 (other than participants in Kraft Heinz retirement plan accounts). Have your proxy card in hand when you call and follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.KRAFT HEINZ RETIREMENT PLAN ACCOUNTSAll votes by participants in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan or the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit-Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit- Sharing Plan, or the MillerCoors LLC Employees' Retirement & Savings Plan must be submitted by Internet, phone, or mail and received by 11:59 p.m. Eastern Time on May 2, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D70338-P66399-Z81799THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.THE KRAFT HEINZ COMPANY Company ProposalsThe Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1. KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY 1.Election of Directors:1a.Gregory E. Abel1b.John T. Cahill1c.João M. Castro-Neves1d.Lori Dickerson Fouché For Against Abstain! ! !! ! !! ! !! ! ! The Board of Directors recommends a vote FOR ProposalsForAgainstAbstain2 and 4 and for 1 YEAR on Proposal 3.2.Advisory vote to approve executive compensation.!!!1 Year2 Years3 YearsAbstain3.Advisory vote on the frequency of holding an !!!!advisory vote to approve executive compensation. 1e.Timothy Kenesey1f.Alicia Knapp1g.Elio Leoni Sceti1h.Susan Mulder1i.James Park ! ! !! ! !! ! !! ! !! ! ! 4.Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2022. Stockholder ProposalThe Board of Directors recommends a vote AGAINST Proposal 5.5.Stockholder Proposal – Report on water risk, if properly presented. For Against Abstain! ! !For Against Abstain! ! ! 1j.Miguel Patricio1k.John C. Pope ! ! !! ! ! The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.Support our sustainability efforts by signing up for electronic delivery of future proxy materials at www.proxyvote.com. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

THE KRAFT HEINZ COMPANYANNUAL MEETING OF STOCKHOLDERSThursday, May 5, 2022 11:00 a.m. Eastern Timewww.virtualshareholdermeeting.com/KHC2022Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 5, 2022:The Notice of Annual Meeting, 2022 Proxy Statement, and 2021 Annual Report on Form 10-K are available at ir.kraftheinzcompany.com/proxy.D70339-P66399-Z81799THE KRAFT HEINZ COMPANYAnnual Meeting of StockholdersMay 5, 2022 11:00 a.m. Eastern TimeThis proxy is solicited by the Board of DirectorsThis proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 5, 2022 (the "Annual Meeting"). The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.The proxy, when properly signed, will be voted in the manner specified in the proxy card. However, if the proxy is signed but no choice is specified, the proxy will be voted FOR each of the director nominees listed in Proposal 1; FOR Proposals 2 and 4; for 1 YEAR on Proposal 3; and AGAINST Proposal 5.By signing the proxy, you revoke all prior proxies and appoint Rashida La Lande and Heidi Miller, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side of this card and any other matters that may come before the Annual Meeting or any adjournment or postponement thereof. Furthermore, this proxy will be voted in the discretion of the proxies upon such other business or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof (including, if applicable, on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). In addition, if you are a current or former Kraft or Kraft Heinz employee and have investments in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan, or you are a participant in the Altria Deferred Profit-Sharing Plan for Hourly Employees, the Altria Deferred Profit-Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan, or the Molson Coors LLC Employees Retirement & Savings Plan, your vote directs the plan(s) trustee(s) how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. Eastern Time on May 2, 2022, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA).Continued and to be signed on reverse side